UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2018

Date of reporting period: July 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1) is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

The Funds file their complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-71-FROST; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

Dear Shareholders:

Once again the markets closed out the year on a positive note, amid increasing pockets of volatility. The difference today is that the performance differential between market sectors are becoming more pronounced, especially with respect to differences in capitalizations, sector focus and dividend yields. At fiscal year-end, the top stocks continuing their momentum runs were the companies dominating the Technology and Consumer Discretionary sectors (Facebook, Amazon, Apple, Netscape and Google), proving again to be the performance front-runners of the S&P 500. It was also a period which saw overseas markets post negative returns, weighed down to some extent by the emerging markets retreat, courtesy of trade-talk unrest and a once again strengthening dollar.

Despite the divergence in performance for the fiscal year, corporate operating profits continued their positive trends with profit margins improving, which at their current levels represent the highest margins for the S&P 500 companies since analysts began tracking the data in 2008. The recent strength in corporate profits can be attributed to a number of positive developments over the past few years, including passage of last year’s corporate tax bill. A recovery in oil prices can also share the credit, helping to boost energy company earnings, while a number of industries are becoming a little more efficient (and profitable) as a result of a somewhat lighter regulatory environment. Today’s current S&P 500 price multiples are still reasonable given the improved earnings picture, although slightly stretched at 16.7 times future earnings, versus their five and ten year historical averages.

In terms of the debt markets, the intermediate bond index (Bloomberg Barclays U.S. Aggregate Bond Index) was down at the fiscal year’s end, resulting in overall negative returns for year-to-date 2018. The 10-year U.S. Treasury yield rose to its highest level since 2011, supported by positive macro-economic measures, which in turn led to a continuation of rate increases by the Federal Reserve (“Fed”) board. Credit markets also delivered mixed returns over the past year, with investment grade corporate bonds posting negative returns on a year-to-date basis. This, in tandem with investment grade yield spreads widening, and nervous bond investors improving their bond holdings credit quality while shorting their average maturities. Over the balance of 2018 and into next year, our view is that the bond markets will produce total returns of approximately one or two percent, while U.S. Treasury yields will continue to methodically increase over the second half of 2018, with 10-year U.S. Treasury note yields finishing over 3 percent by the end of 2018. On the short end of the Treasury yield curve (i.e., two- and three-year maturities), we anticipate an increase of another half percent in tandem with the additional expected Fed rate hikes over the remainder of 2018.

The mid-year labor report was a strong testament to the continuation of employment growth trends we’ve seen over the past few years. Non-farm payrolls continue showing strength across several sectors, including manufacturing, professional & business services and healthcare. With the increase in the number of people entering the job markets, the unemployment rate rose recently four percent. Due to a tighter labor market, initial jobless claims are now sitting at a 48-year low. Mirroring this strength, recent industry surveys reflect strong domestic economic growth trends, reflected in improving National Association for Business Economics (“NABE”) Business Conditions Surveys, Institute for Supply Management (“ISM”) Manufacturing Purchasing Managers Index (“PMI”) reports and numerous regional Fed surveys. One recent report closer to home (the Dallas Fed) highlights that its general business activity index was up to its highest reading since 2006 at the midyear point for 2018.

There are a few challenges ahead with respect to the global financial markets but we are still confident that opportunities remain. The world economy continues to grow, although at a slower pace than seen in prior years. Central banks overseas are sending preliminary signals that monetary policies will begin tightening soon and trade threats are becoming more of a concern to companies, markets, countries and certainly investors. Foreign automakers have felt the wrath of new trade levies as has one or two targeted countries, with China coming to mind. While the jury is out on whether trade talks with China will succeed, there may be some success with recent conversations between the U.S. and Europe. It is much too early to declare any semblance of victory, but it appears that President Trump and the European Trade Commissioner have agreed in principle to work together toward eliminating tariffs. Also countering those global market hurdles, it’s worth a reminder that today about 80 percent of the global manufacturing capacity is reported to be in expansion territory. These markets are relatively cheap and in a few instances—the emerging markets, for instance—represent good investment entry points for patient investors. Price multiples are below their historical long-term averages, and there are great companies out there that can help diversify portfolio, trade and geographic risks. Since the recovery began in early 2009, investors have fretted over the timing and strength of the markets and today is likely to be no different. There is little in the current economic or financial data that suggests any imminent recession risk, and while the recent trade-war hype is an outside concern, we think ongoing trade negotiations will mute the ultimate impact.

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With respect to ongoing activities at Frost Investment Advisors we continue to work to provide our shareholders with a slate of quality offerings. We believe the Advisor is well suited to manage through any upcoming challenges the markets may offer. The Frost family of funds will continue to serve our shareholders in managing their investment needs and we look forward to continuing this relationship through future market cycles. We appreciate your confidence in our people and our strategies.

Sincerely,

Tom Stringfellow

President, Frost Investment Advisors

Past performance does not guarantee future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that Frost Investment Advisors, LLC will continue to waive fees. For performance data current to the most recent month end, please call 877.713.7678.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and in the aggregate may represent only a small percentage of an account’s portfolio holdings.

Mutual fund investing involves risk including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. The primary risk of derivative instruments is that changes in the market value of securities held by the fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counter party risk. Diversification does not protect against market loss.

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The Institute for Supply Management (ISM) Manufacturing Index is based on surveys of more than 300 manufacturing firms by the Institute of Supply Management. The ISM Manufacturing Index monitors employment, production, inventories, new orders and supplier deliveries.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Market Review

Equity markets have generated exceptional returns over the past twelve months despite escalating trade tensions. Gains have been underpinned by a favorable macroeconomic backdrop, tax reform in the U.S., accommodative monetary policy on a global basis, and a strong rebound in earnings. It has also been a period where growth stocks significantly outperformed value stocks. From a macro perspective, the pace of, and confidence in, economic activity has been an important driver of growth and value factor returns. In a world where it seems like structural growth has shifted into a lower gear, investors find themselves gravitating towards companies that can deliver strong secular growth. This dynamic has clearly played out over the past twelve months.

Turning to the Fiscal Year 2018 period, the Frost Growth Equity Fund (the “Fund”) returned 25.05% for the Institutional Class Shares, and 24.72% for the Investor Class Shares. The Fund outperformed its benchmark index, the Russell 1000 Growth Index, which returned 22.84% over the same time period.

Relative outperformance during the fiscal year was primarily driven by favorable stock selection, although our allocation decisions in terms of sector over- and underweights also contributed. The Fund did not have any exposure to Telecommunications Services and Utilities, given what see as a lack of compelling growth opportunities in those two sectors. However, of the other nine sectors that the Fund did have exposure to during the year, we outperformed the benchmark sector return in eight of them.

The most significant outperformance occurred in some of our smaller sectors, such as Consumer Staples, Basic Materials, and Energy. This is largely the result of holding only one or two stocks in a sector, which can have an outsized impact on relative returns. For example, Consumer Staples is a sector where we hold only one stock, Costco, which was up 39.6% during the fiscal year. This compares to the overall Consumer Staples sector return of 7.8%. Within the Basic Materials sector, the Fund’s holdings in Sherwin-Williams (+31.9%) and Nucor (+19.0%) helped performance. In Energy, holdings in EOG Resources (+19.5%) and Pioneer Natural Resources (+16.2%) also outperformed their sector for the period.

Stock selection was also good in our two largest sectors, Information Technology and Consumer Discretionary. In the Information Technology sector, the Fund outperformed by 158 basis points, led in particular by our holdings in software and payments companies. For example, in software, we had strong outperformance from holdings ServiceNow (+59.3%), Salesforce.com (+51.1%), and Microsoft (+48.8%). In payments, we had equally strong contributions from long-time holdings MasterCard (+55.8%), PayPal (+40.3%), and Visa (+38.3%). In the Consumer Discretionary sector, the Fund outperformed by 591 basis points. Standout performers in the Consumer Discretionary sector include holdings in Netflix (+85.8%) and Amazon.com (+79.9%) in Internet, as well as O’Reilly Automotive (+49.8%) and TJX Companies (+40.8%) in retail.

In terms of sector allocation decisions, relative performance for the Fund benefitted most from an underweight allocation to the Consumer Staples sector, and from an overweight allocation to the Information Technology sector.

In terms of holdings that detracted from relative results, this was primarily our performance in the Health Care sector. By industry, we performed well in medical devices and managed care. But this was more than offset by our underperformance in biotech and pharmaceuticals. We had a small position in Incyte Corporation, which declined 37.5%, and which we have since sold from the Fund. Long time holding Celgene also had a difficult year, declining 33.5%, as the company experienced several disappointing pipeline updates. Also negatively impacting relative performance in the Fund was an overweight allocation to the Energy and Financials sectors, as well as a modest underweight allocation to Health Care.

Looking forward, we expect equity markets to remain volatile until trade tensions with China ease. The economic expansion, albeit entering its 10th year, is on a solid footing, and the earnings backdrop remains constructive. We think escalating trade protectionism represents the biggest near-term risk to the global economic expansion. At this point there have been few signs that the escalating trade tensions are causing businesses or consumers to scale back activities and purchases, but we are watching business and consumer confidence closely.

Our investment process remains focused on identifying structurally attractive businesses with persistent growth advantages that are competitively differentiated and led by strong management teams. Many of our holdings dominate the categories that they compete in, which often times allows us to hold these positions over a number of years. For example, the average holding period of our top 10 positions is more than five years. We believe this is how we will be able to add the most value through an investment cycle.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objective.

REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-book ratios and higher forecasted growth values.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Growth Index contains those securities of the S&P 500 Index with growth characteristics.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

Market Overview

During the first half of the fiscal year, stocks experienced a bullish advance with record low market volatility. Equity market returns surged following the legislative approval of the 2017 tax reform bill last November. The broader equity market then experienced a long overdue correction in February, brought on by fears of rising rates, inflation and pending trade wars. By early March market breadth increased, as the Russell 1000 Value Index crept higher despite occasional bouts of sector rotation between cyclical and defensive securities. In May, the 10-year Treasury yield reached its highest level since 2011, causing bond proxy sectors like Utilities and Consumer Staples to sell off. Impressively, both sectors recovered much of their earlier losses by the end of July.

Performance and Highlights

For the one-year period ended July 31, 2018, the Frost Value Equity Fund (the “Fund”) Institutional Class Shares and Investor Class Shares returned 9.37% and 9.16%, respectively, after fees and expenses, approximately in line with the 9.54% return of the Fund’s benchmark, the Russell 1000 Value Index. Relative outperformance came from sector allocation, with positive contribution from every sector except healthcare and industrials. Energy, Telecommunications and Healthcare sector returns were positive contributors to the Fund’s total return. This was partly offset by weak performance within Industrials, Technology and Consumer Discretionary. The Fund continues to broaden its sector weightings, and closed the year with exposure in every sector.

Several changes were made to the portfolio over the past year. Over the period we added seven new companies and removed four. The new additions included Verizon, DXC Technology, Newell Brands, Roche, Delta Airlines, Aon, and Merck. We exited Cardinal Health, Boeing, General Electric and Nielsen.

The contribution from our new portfolio holdings was a slight detraction from the Fund’s relative total return. While the immediate contribution was lower than we have come to expect, we remain optimistic about these investments, and have added to our ownership on weakness. As usual, we remain vigilant to any thesis degradation, and will adjust our positions when prudent.

The Fund begins fiscal 2019 with securities offering what we believe to be a higher potential for future returns. We understand that market volatility could result in periods of relative underperformance, yet we are optimistic about the long term potential of our current holdings. Our process systematically selects and invests in businesses with improving earnings and cash flow at levels not reflected by current market valuations. We concentrate our holdings into those companies we expect will increase in value as other investors recognize their enhanced earnings power.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The views expressed by the portfolio managers reflect their professional opinions and should not be considered buy or sell recommendations. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-book ratios and lower forecasted growth values.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Value Index contains those securities of the S&P 500 Index with value characteristics.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MID CAP EQUITY FUND

For the one-year period ended July 31, 2018, the Frost Mid Cap Equity Fund (the “Fund”) outperformed the Russell Midcap Index by 64 basis points. The Fund returned 14.09% (Institutional Class Shares) and 14.04% (Investor Class Shares) versus 13.45% for the benchmark. For the one-year period ended July 31, 2018, investors experienced a true dichotomy with respect to volatility. For most of 2017, investors experienced record low volatility and a significant market “melt up” in the fall of 2017. The melt up was followed by the first 10% equity market correction experienced since 2015. In our comments below we address specific components of our relative and absolute outperformance, our past and current positioning, as well as our market outlook.

During the summer of 2017, the consensus view was that retailers faced unmitigated competition from on-line retailers such as Amazon, and most brick and mortar retailers could not adequately respond to the digital threat. Our retail industry and company analysis found the opposite to be true, that retailers who focused on differentiated experiences and targeted customers’ needs would benefit from digital commerce. With this knowledge, we initiated positions in Urban Outfitters (URBN) and continued to add to our position in Nordstrom (JWN) and Dollar Tree (DLTR).

At the end of the fiscal year, retail remained the top sub industry contributor to the Fund both on a relative and absolute basis. As a point of reference, Urban Outfitters was the single largest contributor for the Fund.

On a sector basis, technology also contributed significantly to our relative outperformance. This outperformance was attributed to our stock selection within the technology sector, most notably Flir System (FLIR), Micron (MU), Cree (CREE), and Arista Networks (ANET), which all contributed substantially for the year. Our relative underweight to the technology sector in general did serve to reduce the total performance of the portfolio when compared to the benchmark sector.

The other sectors which attributed to our outperformance, were financials and utilities. Energy, industrials and staples were the three primary sector detractors.

The underperformance of energy as a sector has been perplexing to say the least. The underlying commodity has outperformed individual equities by almost 800 basis points since last summer. In our view, the gap between the performance of the equities versus the performance of the commodity can be explained by the industry’s less-than-stakeholder friendly attitude during the oil bull market of 2003-2014. As a general rule, the oil industry outspent its cash flow, and used leverage from incremental capital expenditures. The result was the hard landing for the industry in 2014-2016. Fortunately, we think management teams are sensitive to investor demands as they have begun to spend within their available cash flow, and return excess cash to shareholders in the form of dividends and or share repurchases. We are seeing early indications that the industry is finally listening to this shareholder demand.

In closing thank you for your continued support in the Fund and we look forward to updating you in the coming years.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, investing in smaller companies typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MID CAP EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on February 13, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Fund Results

During the fiscal year ended July 31, 2018, the Frost Total Return Bond Fund (the “Fund”) returned 1.60% (Institutional Class Shares) and 1.35% (Investor Class Shares) versus -0.80% for the benchmark – the Bloomberg Barclays U.S. Aggregate Bond Index.

Strategic Impact

The following factors contributed to returns over the year:

•	The Fund was over-weight income producing assets and subsequently produced a higher level of dividend income relative to the benchmark;

•

The average maturities and duration of the Fund were meaningfully less than the benchmark throughout the year. At the end of the fiscal year the Fund’s duration was approximately 3.55. This short duration position produced a positive contribution for the Fund relative to the benchmark, as interest rates in the United States increased over the year;

•	The U.S. Treasury yield curve flattened over the year as shorter-maturity yields increased more than longer-maturity yields and this detracted from the Fund’s relative returns;

•	The Fund was over-weight high yield which helped relative performance, as this sector delivered some of the best total returns in the U.S. bond market over the year;

•

The Fund held meaningful allocations to the Asset-Backed Security (“ABS”) and Collateralized Loan Obligations (“CLO”) sectors throughout the year, which helped relative performance, as both of these sectors outperformed the benchmark as well as the investment grade corporate market;

•	Individual security selection proved to be a net benefit for the Fund for the year.

Portfolio Strategy and Outlook

The past year the Fund was positioned defensively with regard to its interest rate risk profile (i.e., under-weight duration relative to the benchmark), over-weight the credit markets including the High Yield sector and under-weight U.S. Treasury and U.S. Mortgage-Backed Securities (“MBS”).

The Fund’s duration ranged from 3.25 to 3.75 throughout the year, which represents a meaningful under-weight when compared to the benchmark. This defensive interest rate risk position was one of the factors helping the Fund’s relative performance, as U.S. Treasury yields increased during the year resulting in poor absolute level of returns for the market. An example of this is the seven-year maturity U.S. Treasury Note, which saw its yield increase close to 1% percent – from 2.06% on July 31, 2017 to 3% on July 31, 2018 – resulting in a loss in total return of approximately 2% for the period. We have continued to use a barbell strategy for the Fund, being overweight the fixed rate coupon seven year maturity sector and the floating rate coupon sector. At year end, the Fund held an allocation of 20 percent to floating rate coupon bonds, which generally have a duration profile of close to zero, and we expect these will continue to perform well as the Federal Reserve (“Fed”) continues to increase the federal funds rate.

The Fund has held over-weight allocations to the credit markets for several years and this continued in the most recent year. This helped performance as the credit markets (both the corporate sectors and the many securitized sectors) outperformed. That written, we have slowly reduced the overall credit risk in the Fund primarily as a result of valuation considerations. The Fund finished the year with a 13 percent allocation to non-Investment Grade rated bonds, which is the lowest level the Fund has held in this category for several years. Additionally, within the credit markets we invested the Fund with meaningful allocations to both the CLO and auto ABS sectors. The CLO component of the Fund represents a large proportion of the floating rate coupon exposure cited above. Within the CLO allocation we continue to focus on the higher credit quality side (i.e., bonds rated generally “AAA” by the various credit rating firms). While there continues to be daily media buzz regarding the auto industry, and in particular the subprime auto lending business, our auto ABS bonds continue to perform as expected.

The Fund continues to be under-weight U.S. government sectors such as Treasuries and Agency MBS. The Fund’s average weight to U.S. Treasuries was at approximately 22% for the year. This compares to the benchmark allocation of 36%. The Fund’s allocation to Agency MBS at year end was 17%. As yields in the United States continue to grind higher, we believe it is likely the Agency MBS sector will soon represent a more compelling investment opportunity than it has over the last several years. As

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

such, our outlook for Agency MBS is that it is slowly improving in relative value and that our allocations certainly could rise in the future.

We continue to hold to the view that the Fed will lift money market rates two times between the end of the fiscal year and the end of the calendar year. The economy is positioned to continue its expansion, and interest rates in the U.S. are generally too low. As such we think the reward for taking significant interest rate risk at this point is less than compelling. The downside risk if rates increase more than our expectation is meaningful. We expect to maintain the Fund’s defensive duration position about where it is presently, and we also expect that we will keep an allocation to bonds with floating rate coupons, which should perform better relative to fixed rate securities as the Fed continues lifting money market rates as the year progresses.

We continue to find value in the shorter-end of the maturity yield curve for the High Yield sector and with some of the ABS sectors. We are likely to continue allocating material amounts to both the collateralized mortgage backed securities and CLO sector, but those investments may be higher in credit quality than we have invested in in earlier years. This is primarily due to our current view of the valuation of these sectors at the time of this writing.

Finally, while our view is that Treasury yields are likely to move higher over the next year, we are not bearish enough about the category to disregard income generation. We still believe income will be a large component of total return for our Fund, and as a result we are likely to continue emphasizing income generation, until we become more worried about a large sell-off in the U.S. bond market.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage passthrough securities and asset-backed securities.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objectives.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Growth of a $1,000,000 Investment

*	Cumulative since inception.

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares and A Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

(5)	A Class Shares commenced operations on June 1, 2018.

Performance shown for periods less than one year is cumulative. Performance shown for periods one year and greater is annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Bond Credit Quality as of July 31, 2018

Credit Rating(1)	Percentage of Total Investments
AAA	19%
AA	5%
A	7%
BBB	12%
BB	5%
B	7%
CCC	1%
Government	17%
Treasuries	23%
Cash	3%
Not Rated	1%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Fund Results

During the fiscal year ended July 31, 2018, the Frost Credit Fund (the “Fund”) returned a gain of 3.96% (Institutional Class Shares) and 3.71% (Investor Class Shares) versus a return of 0.97% for the benchmark – a 50/50 weighting of the Bloomberg Barclays U.S. Credit & the Bloomberg Barclays U.S. Corporate High Yield Bond Indices.

Strategic Impact

The following factors contributed to returns for the year:

•

The Fund saw material outperformance in each of its securitized sectors, Asset-Backed Securities (“ABS”), Commercial Mortgage-Backed Securities (“CMBS”), Collateralized Loan Obligations (“CLO”), further supported by over-weight allocations in each, helping contribute to relative performance versus the benchmark;

•

The Fund held large allocations to floating rate coupon bonds throughout the year. The floating rate coupon component of the Fund outperformed, as LIBOR (London InterBank Offered Rate) rates continued to increase throughout the year;

•

The Fund was meaningfully under-weight the investment grade rated corporate sector which helped relative performance, as that sector was one of the worst performing sectors in the U.S. bond market for the year.

Portfolio Strategy and Outlook

Similar to the management of our other Funds, we view the rewards for taking meaningful levels of interest rate risk as not compelling at this time. Our strategy for the Fund as we enter the new fiscal year is to minimize duration to the best degree we can, while still targeting our desired asset sector allocation and taking advantage of individual security selection opportunities when they present themselves. While we do not have an explicit duration target for the Fund, duration has been sitting at about 2.0, and based on our outlook there is a good chance this will not change materially over the short-term. In order for us to move materially in the near term, we would expect a significant change in our macro portfolio view, or that we’ve found some compelling security selection opportunities.

In the credit sectors, we are materially over-weight the ABS and CLO sectors – each representing a 30% to 32% allocation at year end – and we are under-weight both the High Yield (“HY”) and Investment Grade (“IG”) corporate sectors. In particular to high yield, the Fund’s overall allocation to below investment grade rated sectors – across all sectors including corporates, ABS, CLOs and CMBS – is below forty percent. We continue to have some concerns with corporates in both the pure IG and HY sectors. In investment grade, we continue to have investment concerns with the positive correlation to the Treasury market. In the high yield sector, we are positive on the short end, but have some valuation concerns for the intermediate portion of the curve.

Diversification does not ensure a profit or guarantee against a loss.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

CLO – Collateralized Loan Obligations are a type of asset-backed securities whereby payments from multiple middle market sized business loans pooled together and passed on to bond holders as security collateral. The actual loans used as collateral in a CLO are generally multi-million dollar loans called syndicated loans and are typically originally lent by a bank or other financial institution.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

The Bloomberg Barclays U.S. Credit Index is designed to track the performance of a hypothetical buy write strategy on the S&P 500 Index.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index is a market value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Growth of a $1,000,000 Investment

*	Cumulative since inception.

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares and A Class Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Investor Class Shares commenced operations on December 3, 2012.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	A Class Shares commenced operations on June 1, 2018.

Performance shown for periods less than one year is cumulative. Performance shown for periods one year and greater is annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Bond Credit Quality as of July 31, 2018

Credit Rating(1)	Percentage of Total Investments
AAA	5%
AA	3%
A	25%
BBB	27%
BB	27%
B	5%
CCC	1%
C	1%
Government	3%
Cash	3%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Fund Results

During the fiscal year ended July 31, 2018, the Frost Low Duration Bond Fund (the “Fund”) returned 0.80% (Institutional Class Shares) and 0.54% (Investor Class Shares) versus -0.54% for the benchmark – the Bloomberg Barclays U.S. 1-5 Year Government/Credit Index.

Strategic Impact

The following factors contributed to returns for the year:

•

The average maturities and duration of the Fund were meaningfully less than the benchmark throughout the year. At the end of the fiscal year, the Fund’s duration was 1.5. This duration position contributed to the Fund’s outperformance relative to the benchmark for the year;

•	The Fund was overweight the Asset-Backed Security (“ABS”) sector relative to the investment Grade Corporate sector throughout the year and this helped relative performance.

Portfolio Strategy and Outlook

The Fund was positioned defensively from an interest rate risk perspective, largely neutral to credit risk, and under-weight U.S. government bonds of various types throughout the year. These positions are generally consistent with the way the Fund has been managed over the past several years.

Interest rate position is the primary explanation for the Fund’s outperformance relative to the benchmark. The yield on the three-year maturity U.S. Treasury Note increased over one full percent – from approximately 1.5 percent to 2.75 percent –resulting in duration risk being the greatest risk to performance over the past year for bond portfolios. The Fund’s under-weight to duration greatly helped the Fund’s relative performance during a year of negative outright returns. Additionally we continued to allocate a material portion of the Fund to bonds with floating rate coupons, as we expected LIBOR (London InterBank Offered Rate) rates to increase along with present and future Federal Reserve (“Fed”) rate hikes. This sector actually produced positive returns for the year as LIBOR rates steadily rose throughout the year.

Regarding credit exposure, the Fund’s position was relatively neutral to the benchmark. The Fund was under-weight U.S. government securities, but was also under-weight the “BBB” rated credit sector. Overall the Fund’s allocation to credit risk was a notional help to relative performance, paling in importance to the effect of interest rate positioning noted above.

We continue to hold the view that the Fed will lift money market rates several times over the next year. As a result we view the reward for taking significant interest rate risk at this point to be less than compelling. The downside risk if rates increase more than we expect is meaningful. We expect to maintain a defensive duration position, and to keep a material allocation to bonds with floating rate coupons, which we expect will perform better relative to fixed rate securities as the Fed continues lifting money market rates.

Historically we have maintained the duration of the Fund within plus or minus 1% of that of its benchmark, with a few exceptions. In the current environment we have made the decision to allow the Fund’s duration to move below 1% of the benchmark for an extended period of time, a position we are likely to maintain until the market environment changes. Our decision is driven by yields on the short-end of the yield curve, which remain very low in the face of the expected Fed actions to lift money market rates over the next year. With this outlook we expect to find better investment opportunities in floating rate securities with very low duration risk. This allocation has resulted in the Fund’s overall duration falling more than 1 percent below the benchmark’s duration.

We expect that most investment grade rated credit sectors will outperform government bonds for maturities under five years, which we expect will result in the Fund continuing to hold an under-weight position to government securities over the next year. We are focused on maximizing the income that the Fund creates, while maintaining a conservative interest rate risk profile.

As far as credit sector allocations are concerned, we continue to maintain an under-weight allocation to the corporate sector, and an over-weight to the securitized sectors, via the use of ABS and commercial mortgage backed securities. We are maintaining these allocations as we enter the new fiscal year as a result of relative valuation considerations between the corporate and securitized sectors.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Advisor will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Bloomberg Barclays U.S. 1-5 Year Government/Credit Index is comprised of Treasuries, Government related issues, U.S. dollar corporate securities, and specified foreign debentures and secured notes that have remaining maturities of more than one year but less than five years.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Bond Credit Quality as of July 31, 2018

Credit Rating(1)	Percentage of Total Investments
AAA	29%
AA	7%
A	7%
BBB	4%
Government	12%
Treasuries	34%
Cash	7%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Fund Results

During the fiscal year ended July 31, 2018, the Frost Municipal Bond Fund (the “Fund”) returned 0.26% (Institutional Class Shares) and 0.00% (Investor Class Shares) versus 0.99% for the benchmark – the Bloomberg Barclays Municipal Bond Index.

Strategic Impact

The following factors contributed to returns for the year:

•	A rise in tax-exempt yields across the yield curve contributed to a decline in valuations for most securities held in the Fund and for the municipal market as a whole;

•

The Fund’s average maturities and duration were less than the benchmark. This defensive interest rate position helped the Fund’s performance relative to the benchmark, as interest rates across most of the yield curve increased over the year. The Fund was approximately 20% under-weight the 10 year plus maturity sector, and this contributed most of the relative underperformance relative to the benchmark for the year.

Portfolio Strategy and Outlook

We expect to keep the Fund’s average maturity and duration profile positioned defensively, anticipating higher interest rates down the road. Yields on tax-exempt, high quality municipal bonds remain near historic lows. We judge the risk of taking meaningful amounts of interest rate risk within the municipal market as inadequate. With our view that yields on U.S. Treasury securities will move higher, we expect to limit the Fund’s allocation to longer-maturity bonds, and to maintain a relatively conservative duration profile.

We also are only selectively adding to mezzanine quality bonds; typically bonds with credit ratings of around “A”. The Fund will continue to hold and invest a material allocation of the Fund in securities domiciled from Texas issuers, in particular the State of Texas, city and counties within Texas and public school districts in Texas. Historically these securities are of higher credit quality than other comparable securities from other regions resulting in the Fund being overweight “AAA” rated securities. Based on our current view of relative valuation, we view the mezzanine quality area within the tax-exempt municipal space as slightly cheaper relative to the higher quality end. While we are not turning over the entire Fund exposure for this investment thesis, it is leading to marginally higher allocations to bonds rated in the “A” category compared to “AAA”, something we expect will continue over at least the short term.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Bloomberg Barclays Municipal Bond Index is a rules-based, market value weighted index engineered for the long-term tax-exempt bond market. To be included, bonds must have minimum credit rating of Baa and must have an outstanding par value of at least $5 million. Bonds must be at least one year from their maturity date.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on August 28, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Bond Credit Quality as of July 31, 2018

Credit Rating(1)	Percentage of Total Investments
AAA	18%
AA	38%
A	17%
BBB	10%
BB	4%
B	1%
CC	1%
Cash	10%
Not Rated	1%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST GROWTH EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK§ — 95.9%
Consumer Discretionary — 20.8%
Amazon.com*	15,271	$27,143,286
Booking Holdings*	2,170	4,402,322
Comcast, Cl A	136,000	4,866,080
Home Depot	50,590	9,992,537
Las Vegas Sands	69,000	4,961,100
Netflix*	14,000	4,724,300
O’Reilly Automotive*	5,000	1,530,000
Starbucks	86,050	4,508,160
TJX	44,000	4,279,440

		66,407,225

Consumer Staples — 1.7%
Costco Wholesale	25,132	5,496,620

Energy — 2.8%
EOG Resources	40,000	5,157,600
Pioneer Natural Resources	19,550	3,700,228

		8,857,828

Financials — 6.2%
BlackRock, Cl A	7,761	3,901,920
Charles Schwab	96,500	4,927,290
JPMorgan Chase	42,500	4,885,375
Moody’s	24,405	4,176,184
Morgan Stanley	40,000	2,022,400

		19,913,169

Health Care — 11.7%
AbbVie	35,000	3,228,050
Becton Dickinson	25,750	6,447,028
Celgene*	46,460	4,185,581

Description	Shares	Value
Danaher	65,750	$6,744,635
Edwards Lifesciences*	37,000	5,270,650
UnitedHealth Group	25,300	6,406,466
Zoetis, Cl A	57,735	4,992,923

		37,275,333

Industrials — 6.9%
Boeing	18,375	6,547,012
Canadian Pacific Railway	23,540	4,668,924
Caterpillar	20,000	2,876,000
Fortive	32,000	2,626,560
Southwest Airlines	93,000	5,408,880

		22,127,376

Information Technology — 41.5%
Alibaba Group Holding ADR*	24,000	4,493,520
Alphabet, Cl A*	9,504	11,663,499
Alphabet, Cl C*	8,370	10,188,466
Apple	72,896	13,871,380
Autodesk*	27,000	3,467,880
Electronic Arts*	30,000	3,862,500
Facebook, Cl A*	73,690	12,717,420
Lam Research	23,360	4,453,350
Mastercard, Cl A	68,410	13,545,180
Microsoft	160,500	17,025,840
PayPal Holdings*	63,520	5,217,533
salesforce.com*	59,635	8,178,940
ServiceNow*	31,000	5,454,760
Visa, Cl A	118,600	16,217,364
Workday, Cl A*	15,000	1,860,300

		132,217,932

Materials — 2.9%
Nucor	70,000	4,685,100
Sherwin-Williams	10,000	4,407,300

		9,092,400

Real Estate — 1.4%
American Tower‡	29,500	4,373,080

Total Common Stock (Cost $155,106,983)		305,760,963

CASH EQUIVALENT — 4.0%
Federated Government Obligations Fund, Cl I, 1.780%** (Cost $12,844,456)	12,844,456	12,844,456

Total Investments — 99.9% (Cost $167,951,439)		$318,605,419

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST GROWTH EQUITY FUND

Percentages are based on Net Assets of $318,774,601.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2018.
§	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

Cl — Class

As of July 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2018, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 assets and liabilities.

For the year ended July 31, 2018, there have been no Level 3 investments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST VALUE EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK§ — 94.4%
Consumer Discretionary — 11.0%
Carnival	42,638	$2,525,875
Las Vegas Sands	35,042	2,519,520
Lowe’s	24,637	2,447,440
Newell Brands	41,787	1,094,401
Walt Disney	12,994	1,475,599
Whirlpool	8,920	1,169,412

		11,232,247

Consumer Staples — 3.5%
Ingredion	17,055	1,727,671
Tyson Foods, Cl A	31,906	1,839,381

		3,567,052

Energy — 11.0%
Chevron	25,798	3,257,513
Occidental Petroleum	32,718	2,746,022
Royal Dutch Shell ADR, Cl B	41,829	2,971,532
Valero Energy	18,970	2,245,100

		11,220,167

Financials — 27.0%
American Express	36,756	3,657,957
American International Group	53,649	2,961,961
Aon	9,299	1,334,871
Bank of America	132,671	4,096,881
Bank of New York Mellon	51,702	2,764,506
Capital One Financial	34,257	3,231,120
Citigroup	49,665	3,570,417
Fidelity National Financial	71,342	2,889,351

Description	Shares	Value
Nasdaq	21,282	$1,945,175
Wells Fargo	19,842	1,136,748

		27,588,987

Health Care — 12.5%
AbbVie	21,511	1,983,959
Medtronic	27,753	2,504,153
Merck	12,500	823,375
Novartis ADR	32,064	2,690,170
Perrigo	21,311	1,715,962
Roche Holding ADR	71,750	2,200,572
Shire ADR	4,790	817,222

		12,735,413

Industrials — 8.7%
Delta Air Lines	39,000	2,122,380
Eaton	27,413	2,279,939
Johnson Controls International	30,681	1,150,845
Kansas City Southern	22,996	2,673,745
Raytheon	3,367	666,767

		8,893,676

Information Technology — 10.9%
Cisco Systems	31,776	1,343,807
Corning	51,067	1,694,403
DXC Technology	33,299	2,821,757
eBay*	63,839	2,135,415
Microsoft	18,263	1,937,339
Skyworks Solutions	12,511	1,183,290

		11,116,011

Materials — 3.3%
DowDuPont	49,163	3,380,940

Real Estate — 2.3%
Weyerhaeuser‡	69,199	2,365,222

Telecommunication Services — 2.6%
Verizon Communications	52,380	2,704,903

Utilities — 1.6%
FirstEnergy	45,383	1,607,920

Total Common Stock (Cost $79,140,694)		96,412,538

CASH EQUIVALENT — 5.4%
Federated Government Obligations Fund, Cl I, 1.780%** (Cost $5,510,855)	5,510,855	5,510,855

Total Investments — 99.8% (Cost $84,651,549)		$101,923,393

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST VALUE EQUITY FUND

Percentages are based on Net Assets of $102,164,918.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2018.
§	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

As of July 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2018, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 assets and liabilities.

For the year ended July 31, 2018, there have been no Level 3 investments.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST MID CAP EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK — 93.3%
Consumer Discretionary — 9.5%
Best Buy	874	$65,576
Dollar Tree*	2,815	256,953
Gentex	3,122	72,430
H&R Block	2,235	56,233
Leggett & Platt	3,558	155,022
Lennar, Cl A	3,901	203,905
Nordstrom	4,045	211,999
NVR*	35	96,580
Thor Industries	872	82,709
Urban Outfitters*	1,767	78,455

		1,279,862

Consumer Staples — 9.3%
Church & Dwight	7,007	391,691
Clorox	1,041	140,712
Hormel Foods	8,912	320,565
JM Smucker	2,482	275,800
Sprouts Farmers Market*	5,851	125,738

		1,254,506

Energy — 7.2%
Cabot Oil & Gas	6,565	154,277
Newfield Exploration*	7,262	208,565
Noble Energy	6,887	248,552
Parsley Energy, Cl A*	7,567	237,831
Patterson-UTI Energy	7,178	123,461

		972,686

Description	Shares	Value
Financials — 14.3%
Cincinnati Financial	3,690	$279,075
Commerce Bancshares	3,179	212,357
Evercore, Cl A	1,085	122,605
Huntington Bancshares	16,877	260,581
M&T Bank	840	145,614
Progressive	4,018	241,120
Synovus Financial	7,754	383,203
United Bankshares	8,089	298,888

		1,943,443

Health Care — 12.5%
Agilent Technologies	2,895	191,186
Agios Pharmaceuticals*	800	69,128
Cerner*	3,659	227,151
DENTSPLY SIRONA	2,784	133,938
Ionis Pharmaceuticals*	1,615	70,543
Laboratory Corp of America Holdings*	2,255	395,392
Mettler-Toledo International*	225	133,315
Quest Diagnostics	1,976	212,855
Sage Therapeutics*	954	137,681
Varian Medical Systems*	1,065	122,954

		1,694,143

Industrials — 12.5%
Alaska Air Group	6,156	386,781
Fluor	4,575	234,469
Hexcel	2,028	139,952
L3 Technologies	1,200	257,328
Masco	9,428	380,231
NOW*	10,941	163,568
Roper Technologies	414	124,987

		1,687,316

Information Technology — 9.4%
Analog Devices	573	55,088
Arista Networks*	225	57,539
Ciena*	8,397	213,284
Cree*	3,515	165,732
Fidelity National Information Services	1,196	123,344
FLIR Systems	3,741	219,223
Juniper Networks	7,067	186,145
Red Hat*	1,105	156,059
Take-Two Interactive Software*	910	102,848

		1,279,262

Materials — 5.6%
Reliance Steel & Aluminum	2,541	229,198
Royal Gold	2,785	235,639

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST MID CAP EQUITY FUND

Description	Shares	Value
Valvoline	13,056	$294,935

		759,772

Real Estate — 6.8%
Apartment Investment & Management, Cl A‡	7,383	314,885
CubeSmart‡	3,463	105,137
Physicians Realty Trust‡	15,982	251,876
Regency Centers‡	3,851	245,039

		916,937

Utilities — 6.2%
Aqua America	6,981	257,878
Evergy	3,339	187,285
FirstEnergy	5,130	181,756
WEC Energy Group	3,297	218,822

		845,741

Total Common Stock (Cost $10,709,090)		12,633,668

CASH EQUIVALENT — 7.0%
Federated Government Obligations Fund, Cl I, 1.780%** (Cost $952,733)	952,733	952,733

Total Investments — 100.3% (Cost $11,661,823)		$13,586,401

Percentages are based on Net Assets of $13,546,435.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2018.
‡	Real Estate Investment Trust

Cl — Class

As of July 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2018, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 assets and liabilities.

For the year ended July 31, 2018, there have been no Level 3 investments.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST TOTAL RETURN BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
MORTGAGE-BACKED SECURITIES — 27.9%
Agency Mortgage-Backed Obligation — 13.9%
FHLMC
3.974%, VAR ICE LIBOR USD 6 Month+1.621%, 02/01/37	$1,147,528	$1,187,191
3.500%, 10/01/47	23,986,129	23,770,663
3.068%, VAR ICE LIBOR USD 12 Month+1.620%, 01/01/45	9,280,164	9,247,871
2.364%, VAR ICE LIBOR USD 12 Month+1.650%, 06/01/43	10,109,018	9,913,473
FHLMC REMIC, Ser 2010-3695, Cl DI, IO 4.500%, 05/15/30	1,054,713	109,915
FHLMC REMIC, Ser 2010-3747, Cl HX 4.500%, 11/15/39	11,544,000	12,065,687
FHLMC REMIC, Ser 2011-3834, Cl AI, IO 4.000%, 02/15/29	394,684	3,191
FHLMC REMIC, Ser 2011-3898, Cl FC 2.582%, VAR LIBOR USD 1 Month+0.510%, 11/15/36	2,541,981	2,569,868
FHLMC, Ser 2012-293, Cl IO, IO 4.000%, 11/15/32	2,056,834	380,844

Description	Face Amount	Value
FHLMC, Ser 2012-3996, Cl QL 4.000%, 02/15/42	$9,034,408	$9,158,706
FHLMC, Ser 2012-4029, Cl LI, IO 3.000%, 01/15/27	8,852,742	654,091
FHLMC, Ser 2012-4054, Cl HI, IO 3.000%, 05/15/26	6,105,807	335,331
FHLMC, Ser 2012-4077, Cl AI, IO 3.000%, 01/15/27	14,236,371	1,000,612
FHLMC, Ser 2012-4106, Cl YI, IO 2.500%, 09/15/27	4,951,974	410,251
FHLMC, Ser 2012-4134, Cl BI, IO 2.500%, 11/15/27	15,288,244	1,125,768
FHLMC, Ser 2012-4136, Cl PI, IO 3.000%, 11/15/32	24,020,691	2,933,702
FHLMC, Ser 2012-4148, Cl LI, IO 2.500%, 12/15/27	9,007,867	666,144
FHLMC, Ser 2013-4213, Cl IG, IO 4.000%, 06/15/43	22,351,235	3,936,274
FHLMC, Ser 2014-4349, Cl KI, IO 3.000%, 04/15/33	15,289,255	1,440,113
FHLMC, Ser 2015-4457, Cl EI, IO 3.500%, 02/15/45	2,689,781	375,296
FHLMC, Ser 2015-4492, Cl MA 4.000%, 07/15/43	4,422,798	4,550,480
FHLMC, Ser 2016-4572, Cl LG 2.500%, 08/15/45	3,764,127	3,611,118
FHLMC, Ser 2017-4655, Cl HA 3.500%, 01/15/42	15,325,345	15,350,388
FHLMC, Ser 2017-4662, Cl VC 3.500%, 08/15/35	5,000,000	4,885,239
FHLMC, Ser 2017-4671, Cl ME 3.000%, 02/15/43	12,726,000	12,051,458
FHLMC, Ser 2017-4675, Cl VE 3.500%, 08/15/37	4,707,000	4,599,634
FHLMC, Ser 2017-4679, Cl HA 4.000%, 06/15/44	7,714,676	7,868,739
FHLMC, Ser 2017-4747, Cl HP 3.500%, 02/15/45	2,903,269	2,911,213
FHLMC, Ser 2018-4773, Cl DM 4.000%, 09/15/42	5,000,000	5,085,154
FNMA
5.500%, 04/01/38 to 05/01/44	9,841,594	10,625,789
4.500%, 08/01/41	8,025,074	8,410,722
4.000%, 03/01/47	2,183,154	2,227,746
3.718%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.257%, 01/01/38	3,320,160	3,508,119
3.500%, 08/01/46	16,273,310	16,171,483
3.293%, VAR ICE LIBOR USD 12 Month+1.757%, 02/01/42	5,032,553	5,078,315
3.288%, VAR ICE LIBOR USD 12 Month+1.490%, 07/01/37	2,139,343	2,229,500
3.000%, 10/01/46 to 10/01/47	50,709,197	48,750,623

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
2.789%, VAR ICE LIBOR USD 12 Month+1.700%, 10/01/42	$5,758,017	$5,742,827
2.710%, 08/01/23	274,455	267,882
2.500%, 11/01/31 to 01/01/57	37,469,282	35,578,877
FNMA REMIC, Ser 2005-66, Cl FD 2.364%, VAR LIBOR USD 1 Month+0.300%, 07/25/35	1,044,300	1,046,335
FNMA REMIC, Ser 2011-103, Cl GI, IO 3.500%, 10/25/26	4,333,067	409,808
FNMA REMIC, Ser 2017-52, Cl DI, IO 4.500%, 07/25/47	20,374,560	4,463,068
FNMA STRIPS, Ser 2009-397, Cl 2, IO 5.000%, 09/25/39	1,801,010	360,439
FNMA STRIPS, Ser 2009-400, Cl 2, IO 4.500%, 11/25/39	2,757,074	632,887
FNMA STRIPS, Ser 2010-404, Cl 2, IO 4.500%, 05/25/40	4,535,948	972,848
FNMA STRIPS, Ser 2010-405, Cl 2, IO 4.000%, 10/25/40	3,734,156	873,761
FNMA STRIPS, Ser 2011-407, Cl 2, IO 4.000%, 03/25/41	5,669,932	1,216,927
FNMA STRIPS, Ser 2015-421, Cl C1, IO 3.000%, 05/25/30	9,785,564	964,648
FNMA, Ser 2010-155, Cl JC 4.000%, 12/25/39	25,000,000	25,682,930
FNMA, Ser 2011-146, Cl AY 3.500%, 01/25/32	5,000,000	4,875,765
FNMA, Ser 2011-4, Cl PI, IO 5.000%, 04/25/40	1,965,982	200,761
FNMA, Ser 2012-100, Cl I, IO 2.500%, 07/25/22	4,686,718	171,393
FNMA, Ser 2012-31, Cl LI, IO 4.000%, 07/25/40	6,617,650	629,969
FNMA, Ser 2012-410, Cl C5, IO 3.500%, 05/25/27	15,841,591	1,253,290
FNMA, Ser 2012-61, Cl KI, IO 4.000%, 12/25/41	7,011,978	1,386,009
FNMA, Ser 2012-68, Cl GY 3.000%, 07/25/32	5,000,000	4,772,499
FNMA, Ser 2013-104, Cl TI, IO 3.000%, 08/25/32	5,987,442	505,865
FNMA, Ser 2013-36, Cl MH 2.500%, 12/25/36	10,000,000	9,594,996
FNMA, Ser 2014-40, Cl GI, IO 3.000%, 06/25/33	12,834,348	1,573,082
FNMA, Ser 2014-59, Cl CI, IO 3.000%, 08/25/40	4,464,721	564,772

Description	Face Amount	Value
FNMA, Ser 2017-4, Cl VD 3.500%, 06/25/37	$10,000,000	$9,917,512
FNMA, Ser 2017-53, Cl KA 3.500%, 12/25/43	7,997,286	7,965,243
GNMA REMIC, Ser 2011-125, Cl BI, IO 4.000%, 12/20/30	6,528,740	439,493
GNMA, Ser 2010-138, Cl PI, IO 4.000%, 08/20/38	657,249	39,514
GNMA, Ser 2012-10, Cl LD 3.000%, 07/20/40	2,726,925	2,718,251
GNMA, Ser 2012-65, Cl AI, IO 3.500%, 03/20/36	1,896,511	90,446
GNMA, Ser 2013-144, Cl UB 3.500%, 10/16/28	468,080	471,054
GNMA, Ser 2013-170, Cl QI, IO 5.500%, 11/20/43 (A)	21,262,528	4,058,121
GNMA, Ser 2013-36, Cl GD 3.000%, 03/20/43	2,000,000	1,929,999
GNMA, Ser 2013-42, Cl MI, IO 3.500%, 04/20/41	4,649,106	501,083
GNMA, Ser 2013-62, Cl NI, IO 4.000%, 08/20/40	10,745,626	1,269,960
GNMA, Ser 2014-151, Cl HI, IO 3.500%, 07/20/39	11,070,304	727,909
GNMA, Ser 2014-32, Cl CI, IO 4.000%, 03/20/43	5,954,875	780,180
GNMA, Ser 2014-44, Cl IO, IO 4.000%, 11/16/26	16,236,775	1,428,039
GNMA, Ser 2015-17, Cl JI, IO 3.500%, 05/20/28	15,518,409	1,231,533
GNMA, Ser 2016-H14, Cl FA 2.805%, VAR ICE LIBOR USD 1 Month+0.800%, 06/20/66	2,858,074	2,902,171

		379,412,857

Commercial Mortgage-Backed Obligation — 12.0%
Arroyo Mortgage Trust, Ser 2018-1, Cl A1 3.763%, 04/25/48 (A) (B)	5,752,372	5,755,928
Banc of America Commercial Mortgage Trust, Ser 2008-1, Cl AJ 6.571%, 02/10/51 (A)	353,747	353,747

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
Banc of America Commercial Mortgage Trust, Ser 2008-1, Cl B 6.571%, 02/10/51 (A) (B)	$4,925,000	$3,693,750
BANK, Ser 2017-BNK5, Cl A5 3.390%, 06/15/60	9,000,000	8,733,422
BANK, Ser 2018-BN10, Cl A5 3.688%, 02/15/61	15,000,000	14,827,312
BANK, Ser 2018-BN13, Cl A5 4.217%, 08/15/61	3,000,000	3,089,856
BBCMS Trust, Ser 2015-STP, Cl D 4.284%, 09/10/28 (A) (B)	5,000,000	4,958,346
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-T26, Cl AJ 5.524%, 01/12/45 (A)	9,150,000	8,304,512
CD Commercial Mortgage Trust, Ser 2017-CD6, Cl ASB 3.332%, 11/13/50	10,000,000	9,845,749
Citigroup Commercial Mortgage Trust, Ser 2015-GC31, Cl C 4.062%, 06/10/48 (A)	5,000,000	4,707,314
Citigroup Commercial Mortgage Trust, Ser 2017-P8, Cl A4 3.465%, 09/15/50	5,000,000	4,865,072
Commercial Mortgage Trust, Ser 2012-CR2, Cl C 4.832%, 08/15/45 (A)	1,000,000	1,004,722
Commercial Mortgage Trust, Ser 2014-LC15, Cl D 4.944%, 04/10/47 (A) (B)	9,500,000	8,366,284
Commercial Mortgage Trust, Ser 2014-UBS6, Cl C 4.464%, 12/10/47 (A)	4,000,000	3,872,291
Credit Suisse Commercial Mortgage Trust, Ser 2008-C1, Cl D 5.971%, 02/15/41 (A) (B)	5,000,000	480,933
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFL 2.323%, VAR LIBOR USD 1 Month+0.250%, 04/15/37	1,195,650	1,129,762
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFX 4.877%, 04/15/37	106,861	105,975

Description	Face Amount	Value
Credit Suisse First Boston Mortgage Securities, Ser 2005-C5, Cl F 5.100%, 08/15/38 (A)	$2,240,647	$2,259,553
CSAIL Mortgage Trust, Ser 2018-CX11, Cl A5 4.033%, 04/15/51	10,000,000	10,132,552
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl C 5.698%, 11/10/46 (A) (B)	1,000,000	1,042,260
Deephaven Residential Mortgage Trust, Ser 2018-2A, Cl A1 3.479%, 04/25/58 (A) (B)	4,701,780	4,688,305
Deutsche Bank Commercial Mortgage Trust, Ser 2017-C6, Cl A5 3.328%, 06/10/50	5,000,000	4,838,549
Flagstar Mortgage Trust, Ser 2018-2, Cl A6 3.500%, 04/25/48 (A) (B)	7,793,060	7,679,644
FREMF Mortgage Trust, Ser 2011-K15, Cl B 4.948%, 08/25/44 (A) (B)	4,000,000	4,155,368
FREMF Mortgage Trust, Ser 2012-K21, Cl C 3.938%, 07/25/45 (A) (B)	5,000,000	4,978,322
FREMF Mortgage Trust, Ser 2012-K22, Cl C 3.686%, 08/25/45 (A) (B)	4,500,000	4,402,271
FREMF Mortgage Trust, Ser 2012-K710, Cl C 3.812%, 06/25/47 (A) (B)	2,000,000	2,005,309
FREMF Mortgage Trust, Ser 2013-K26, Cl C 3.598%, 12/25/45 (A) (B)	5,000,000	4,858,510
FREMF Mortgage Trust, Ser 2015-K720, Cl B 3.391%, 07/25/22 (A) (B)	5,000,000	4,880,121
FREMF Mortgage Trust, Ser 2015-K720, Cl C 3.391%, 07/25/22 (A) (B)	8,000,000	7,609,162
FREMF Mortgage Trust, Ser 2015-K721, Cl C 3.565%, 11/25/47 (A) (B)	14,000,000	13,393,523
FREMF Mortgage Trust, Ser 2016-K54, Cl C 4.051%, 04/25/48 (A) (B)	5,000,000	4,806,109
FREMF Mortgage Trust, Ser 2016-K57, Cl C 3.919%, 08/25/49 (A) (B)	7,180,000	6,602,403
FREMF Mortgage Trust, Ser 2017-K67, Cl B 3.944%, 09/25/49 (A) (B)	2,000,000	1,933,384

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
FREMF Mortgage Trust, Ser 2017-K70, Cl B 3.803%, 12/25/49 (A) (B)	$3,403,000	$3,236,528
GS Mortgage Securities Trust, Ser 2017-G5, Cl AS 3.826%, 03/10/50 (A)	3,500,000	3,447,517
GS Mortgage Securities Trust, Ser 2017-GS6, Cl A3 3.433%, 05/10/50	10,000,000	9,730,974
GS Mortgage Securities Trust, Ser 2017-GS7, Cl A4 3.430%, 08/10/50	5,000,000	4,857,216
GS Mortgage Securities Trust, Ser 2018-GS9, Cl A4 3.992%, 03/10/51 (A)	10,000,000	10,113,713
Impact Funding, Ser 2001-AA, Cl C 5.204%, 07/25/33 (A) (B)	280,998	281,307
Impact Funding, Ser 2001-AA, Cl D 5.664%, 07/25/33 (A) (B)	87,994	86,929
JPMDB Commercial Mortgage Securities Trust, Ser 2016-C2, Cl C 3.400%, 06/15/49 (A)	3,328,000	3,087,293
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP9, Cl AMS 5.337%, 05/15/47	3,000,000	3,008,260
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl AJ 5.969%, 02/15/51 (A)	8,424,386	8,256,085
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl J 5.999%, 02/15/51 (A) (B) (C)	111,787	—
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LDPX, Cl AM 5.464%, 01/15/49 (A)	1,268,056	1,269,842
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl AJ 6.268%, 07/15/40 (A)	1,000,000	1,015,625
LStar Commercial Mortgage Trust, Ser 2014-2, Cl D 5.115%, 01/20/41 (A) (B)	3,752,000	3,729,177
LStar Commercial Mortgage Trust, Ser 2016-4, Cl AS 3.188%, 03/10/49 (B)	3,000,000	2,787,525
Merrill Lynch Mortgage Trust, Ser 2007-C1, Cl AM 5.745%, 06/12/50 (A)	76,563	76,458

Description	Face Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C29, Cl C 4.751%, 05/15/49 (A)	$2,413,000	$2,432,675
Morgan Stanley Capital I, Ser 2007-T25, Cl AJ 5.574%, 11/12/49 (A)	152,632	154,109
Morgan Stanley Capital I, Ser 2007-T27, Cl AJ 5.947%, 06/11/42 (A)	7,274,810	7,555,974
Morgan Stanley Capital I, Ser 2007-T27, Cl B 5.947%, 06/11/42 (A) (B)	500,000	529,623
Morgan Stanley Capital I, Ser 2011-C1, Cl C 5.426%, 09/15/47 (A) (B)	2,000,000	2,070,463
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl C 5.544%, 05/10/45 (A) (B)	4,750,000	4,945,508
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl D 4.893%, 05/10/63 (A) (B)	7,095,000	6,596,546
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl E 4.893%, 05/10/63 (A) (B)	15,339,806	12,689,539
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl C 5.042%, 08/10/49 (A) (B)	3,000,000	3,040,611
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D 4.482%, 12/10/45 (A) (B)	13,384,000	11,842,652
Velocity Commercial Capital Loan Trust, Ser 2011-1 6.064%, VAR LIBOR USD 1 Month+4.000%, 08/25/40 (B)	362,807	365,033
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl AJ 5.413%, 12/15/43 (A)	2,357,194	2,373,742
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl C 5.483%, 12/15/43 (A)	5,000,000	5,050,250
Wells Fargo Commercial Mortgage Trust, Ser 2016-BNK1, Cl ASB 2.514%, 08/15/49	1,000,000	951,805
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl C 4.722%, 01/15/59 (A)	5,000,000	4,882,645

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl D 3.788%, 01/15/59 (A) (B)	$2,000,000	$1,556,353
Wells Fargo Commercial Mortgage Trust, Ser 2016-C34, Cl B 4.089%, 06/15/49	5,000,000	4,943,595
Wells Fargo Commercial Mortgage Trust, Ser 2016-C35, Cl ASB 2.788%, 07/15/48	2,000,000	1,929,454
Wells Fargo Commercial Mortgage Trust, Ser 2016-LC24, Cl ASB 2.825%, 10/15/49	3,000,000	2,895,628
Wells Fargo Commercial Mortgage Trust, Ser 2017-C39, Cl A5 3.418%, 09/15/50	3,500,000	3,389,559
Wells Fargo Commercial Mortgage Trust, Ser 2017-RC1, Cl A4 3.631%, 01/15/60	3,788,000	3,724,682
Wells Fargo Commercial Mortgage Trust, Ser 2018-AUS, Cl A 4.193%, 07/17/36 (A) (B)	5,000,000	5,043,915
Wells Fargo Commercial Mortgage Trust, Ser 2018-C43, Cl A4 4.012%, 03/15/51 (A)	6,000,000	6,055,517
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl C 4.615%, 03/15/46 (A)	3,000,000	3,062,296

		327,426,943

Non-Agency Residential Mortgage-Backed Obligation — 2.0%
Carrington Mortgage Loan Trust, Ser 2007-FRE1, Cl M8 2.461%, VAR ICE LIBOR USD 1 Month+2.250%, 02/25/37 (C)	1,000,000	—
FirstKey Mortgage Trust, Ser 2015-1, Cl A3 3.500%, 03/25/45 (A) (B)	5,344,600	5,231,650
JPMorgan Mortgage Trust, Ser 2016-4, Cl A3 3.500%, 10/25/46 (A) (B)	1,951,477	1,905,461
JPMorgan Mortgage Trust, Ser 2017-1, Cl A3 3.500%, 01/25/47 (A) (B)	2,119,002	2,087,383
Sequoia Mortgage Trust, Ser 2013-4, Cl AIO1, IO 0.895%, 04/25/43 (A) (B)	207,516,862	8,861,717
Sequoia Mortgage Trust, Ser 2017-2, Cl A4 3.500%, 02/25/47 (A) (B)	3,390,676	3,356,172

Description	Face Amount	Value
Sequoia Mortgage Trust, Ser 2017-6, Cl A4 3.500%, 09/25/47 (A) (B)	$6,938,172	$6,898,453
Sequoia Mortgage Trust, Ser 2017-CH1, Cl A2 3.500%, 08/25/47 (A) (B)	2,487,576	2,461,691
Sequoia Mortgage Trust, Ser 2018-3, Cl A4 3.500%, 03/25/48 (A) (B)	4,306,435	4,252,725
WinWater Mortgage Loan Trust, Ser 2014-1, Cl A1 3.805%, 06/20/44 (A) (B)	3,521,084	3,502,883
WinWater Mortgage Loan Trust, Ser 2014-2, Cl A1 4.000%, 09/20/44 (A) (B)	2,446,834	2,457,309
WinWater Mortgage Loan Trust, Ser 2014-3, Cl A3 3.500%, 11/20/44 (A) (B)	3,081,193	3,031,460
WinWater Mortgage Loan Trust, Ser 2015-2, Cl A11 3.500%, 02/20/45 (A) (B)	4,191,094	4,121,350
WinWater Mortgage Loan Trust, Ser 2015-3, Cl A3 3.500%, 03/20/45 (A) (B)	4,702,152	4,626,659

		52,794,913

Total Mortgage-Backed Securities (Cost $804,870,634)		759,634,713

U.S. TREASURY OBLIGATIONS — 23.6%
U.S. Treasury Inflationary Protection Securities
1.125%, 01/15/21	5,750,500	5,783,855
1.000%, 02/15/46	5,309,000	5,382,875
0.125%, 04/15/20	1,074,330	1,057,859
U.S. Treasury Notes
2.875%, 05/15/28	70,000,000	69,464,062
2.750%, 02/28/25 to 02/15/28	40,000,000	39,442,187
2.500%, 05/15/24	25,000,000	24,476,563
2.375%, 08/15/24	50,000,000	48,539,063
2.250%, 11/15/24 to 02/15/27	120,000,000	115,052,539
2.125%, 11/30/24	25,000,000	23,868,164
2.080%, VAR US Treasury 3 Month Bill Money Market Yield+0.070%, 04/30/19	5,000,000	5,004,082
2.000%, 04/30/24 to 11/15/26	160,000,000	150,920,509
1.625%, 02/15/26 to 05/15/26	30,000,000	27,272,461
1.500%, 08/15/26	30,000,000	26,900,391
1.375%, 01/15/20	25,000,000	24,569,336
1.000%, 11/30/18	75,000,000	74,730,468
U.S. Treasury STRIPS
3.185%, 02/15/46 (D)	2,000,000	851,131

Total U.S. Treasury Obligations (Cost $665,836,768)		643,315,545

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
COLLATERALIZED LOAN OBLIGATIONS — 16.1%
Apidos Funding RR Subsidiary, Ser 2018-12RR, Cl A 3.869%, VAR ICE LIBOR USD 3 Month+1.530%, 04/15/31 (B)	$3,000,000	$2,996,181
Apidos XXVIII, Ser 2017-28A, Cl A2 3.748%, VAR ICE LIBOR USD 3 Month+1.400%, 01/20/31 (B)	15,000,000	14,809,890
Avery Point IV, Ser 2017-1A, Cl BR 3.935%, VAR ICE LIBOR USD 3 Month+1.600%, 04/25/26 (B)	7,500,000	7,514,107
Benefit Street Partners III, Ser 2017-IIIA, Cl A1R 3.598%, VAR ICE LIBOR USD 3 Month+1.250%, 07/20/29 (B)	15,000,000	15,042,765
Benefit Street Partners III, Ser 2017-IIIA, Cl CR 6.248%, VAR ICE LIBOR USD 3 Month+3.900%, 07/20/29 (B)	2,000,000	2,014,872
Benefit Street Partners III, Ser 2017-IIIA, Cl DR 8.948%, VAR ICE LIBOR USD 3 Month+6.600%, 07/20/29 (B)	5,000,000	5,017,765
Benefit Street Partners IV, Ser 2016-IVA, Cl A1R 3.838%, VAR ICE LIBOR USD 3 Month+1.490%, 01/20/29 (B)	10,000,000	10,023,220
Benefit Street Partners IV, Ser 2016-IVA, Cl DR 9.598%, VAR ICE LIBOR USD 3 Month+7.250%, 01/20/29 (B)	1,000,000	1,012,038
Benefit Street Partners VIII, Ser 2018-8A, Cl A1AR 3.448%, VAR ICE LIBOR USD 3 Month+1.100%, 01/20/31 (B)	5,450,000	5,439,699
Benefit Street Partners X, Ser 2016-10A, Cl A1 3.829%, VAR ICE LIBOR USD 3 Month+1.490%, 01/15/29 (B)	4,000,000	4,010,464
Burnham Park, Ser 2016-1A, Cl B 4.148%, VAR ICE LIBOR USD 3 Month+1.800%, 10/20/29 (B)	4,000,000	3,998,588
Carlyle Global Market Strategies, Ser 2018-1A, Cl CR2 4.136%, VAR ICE LIBOR USD 3 Month+1.800%, 04/17/31 (B)	4,500,000	4,443,543
Carlyle Global Market Strategies, Ser 2018-3RA, Cl A1A 3.138%, VAR ICE LIBOR USD 3 Month+1.050%, 07/27/31 (B)	15,000,000	14,950,545
CIFC Funding, Ser 2018-1A, Cl A 3.157%, VAR ICE LIBOR USD 3 Month+1.000%, 04/18/31 (B)	10,000,000	9,929,400

Description	Face Amount	Value
CIFC Funding, Ser 2018-1A, Cl C 3.907%, VAR ICE LIBOR USD 3 Month+1.750%, 04/18/31 (B)	$2,000,000	$1,957,594
Emerson Park, Ser 2017-1A, Cl DR 5.739%, VAR ICE LIBOR USD 3 Month+3.400%, 07/15/25 (B)	4,500,000	4,488,601
FORT CRE, Ser 2016-1A, Cl A1 3.461%, VAR LIBOR USD 1 Month+1.500%, 05/21/36 (B)	3,375,887	3,385,711
Fortress Credit Opportunities IX, Ser 2017-9A, Cl A1T 3.893%, VAR ICE LIBOR USD 3 Month+1.550%, 11/15/29 (B)	11,000,000	10,994,379
Galaxy XXI, Ser 2015-21A, Cl AR 3.368%, VAR ICE LIBOR USD 3 Month+1.020%, 04/20/31 (B)	5,000,000	4,993,260
GoldenTree Credit Opportunities Financing, Ser 2018-1A, Cl A1R 3.804%, VAR ICE LIBOR USD 3 Month+1.680%, 06/15/34 (B)	15,000,000	14,986,140
GoldenTree Loan Management US, Ser 2017-1A, Cl A 3.568%, VAR ICE LIBOR USD 3 Month+1.220%, 04/20/29 (B)	17,000,000	17,048,586
Golub Capital Partners, Ser 2017-17A, Cl A1R 3.985%, VAR ICE LIBOR USD 3 Month+1.650%, 10/25/30 (B)	9,000,000	9,028,908
Golub Capital Partners, Ser 2017-19RA, Cl A1A 3.662%, VAR ICE LIBOR USD 3 Month+1.300%, 07/26/29 (B)	20,000,000	20,079,240
Golub Capital Partners, Ser 2017-21A, Cl AR 3.805%, VAR ICE LIBOR USD 3 Month+1.470%, 01/25/31 (B)	11,000,000	10,989,616
Golub Capital Partners, Ser 2017-21A, Cl CR 4.785%, VAR ICE LIBOR USD 3 Month+2.450%, 01/25/31 (B)	2,000,000	1,987,352
Golub Capital Partners, Ser 2017-22A, Cl AR 3.528%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/31 (B)	9,000,000	8,999,298
Golub Capital Partners, Ser 2017-23A, Cl AR 3.548%, VAR ICE LIBOR USD 3 Month+1.200%, 01/20/31 (B)	20,000,000	20,004,200

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
Golub Capital Partners, Ser 2017-23A, Cl BR 3.898%, VAR ICE LIBOR USD 3 Month+1.550%, 01/20/31 (B)	$4,000,000	$3,970,684
Golub Capital Partners, Ser 2017-24A, Cl AR 3.963%, VAR ICE LIBOR USD 3 Month+1.600%, 11/05/29 (B)	9,500,000	9,518,135
Golub Capital Partners, Ser 2017-24A, Cl DR 6.263%, VAR ICE LIBOR USD 3 Month+3.900%, 11/05/29 (B)	3,000,000	3,016,347
Golub Capital Partners, Ser 2017-34A, Cl A1 4.204%, VAR ICE LIBOR USD 3 Month+1.850%, 03/08/29 (B)	7,000,000	7,028,070
Golub Capital Partners, Ser 2018-26A, Cl BR 3.907%, VAR ICE LIBOR USD 3 Month+1.550%, 04/20/31 (B)	4,000,000	3,958,872
Golub Capital Partners, Ser 2018-36A, Cl A 3.389%, VAR ICE LIBOR USD 3 Month+1.300%, 02/05/31 (B)	11,000,000	11,013,288
LCM, Ser 2018-27A, Cl A1 3.531%, VAR ICE LIBOR USD 3 Month +1.080%, 07/16/31 (B)	13,000,000	13,000,000
LCM XXII, Ser 2016-22A, Cl A1 3.828%, VAR ICE LIBOR USD 3 Month+1.480%, 10/20/28 (B)	6,200,000	6,233,902
MCF IV, Ser 2017-1A, Cl AR 3.898%, VAR ICE LIBOR USD 3 Month+1.550%, 10/20/29 (B)	10,000,000	9,995,890
MCF IV, Ser 2017-1A, Cl CR 4.998%, VAR ICE LIBOR USD 3 Month+2.650%, 10/20/29 (B)	3,000,000	2,993,937
NewStar Berkeley Fund, Ser 2016-1A, Cl A 4.435%, VAR ICE LIBOR USD 3 Month+2.100%, 10/25/28 (B)	5,000,000	5,022,045
NXT Capital, Ser 2015-1A, Cl E 8.647%, VAR ICE LIBOR USD 3 Month+6.300%, 04/21/27 (B)	14,000,000	13,145,146
NXT Capital, Ser 2017-1A, Cl A 4.048%, VAR ICE LIBOR USD 3 Month+1.700%, 04/20/29 (B)	9,000,000	9,011,457
Oak Hill Credit Partners X, Ser 2017-10A, Cl AR 3.478%, VAR ICE LIBOR USD 3 Month+1.130%, 07/20/26 (B)	20,000,000	19,991,120

Description	Face Amount	Value
Oak Hill Credit Partners X, Ser 2017-10A, Cl CR 4.468%, VAR ICE LIBOR USD 3 Month+2.120%, 07/20/26 (B)	$5,100,000	$5,096,690
Oaktree EIF II, Ser 2017-IIIA, Cl A2 3.786%, VAR ICE LIBOR USD 3 Month+1.450%, 07/17/29 (B)	7,250,000	7,249,717
Octagon Investment Partners XX, Ser 2017-1A, Cl BR 3.855%, VAR ICE LIBOR USD 3 Month+1.500%, 08/12/26 (B)	10,000,000	9,992,010
OHA Credit Partners VII, Ser 2016-7A, Cl DR 6.531%, VAR ICE LIBOR USD 3 Month+4.200%, 11/20/27 (B)	6,500,000	6,520,501
OZLM Funding IV, Ser 2017-4A, Cl A2R 4.047%, VAR ICE LIBOR USD 3 Month+1.700%, 10/22/30 (B)	5,000,000	5,000,940
OZLM XVI, Ser 2017-16A, Cl A1 3.590%, VAR ICE LIBOR USD 3 Month+1.260%, 05/16/30 (B)	10,000,000	10,026,140
Parallel, Ser 2015-1A, Cl AR 3.198%, VAR ICE LIBOR USD 3 Month+0.850%, 07/20/27 (B)	4,000,000	4,000,408
Parallel, Ser 2017-1A, Cl A1 3.658%, VAR ICE LIBOR USD 3 Month+1.310%, 07/20/29 (B)	8,500,000	8,508,696
Race Point IX, Ser 2017-9A, Cl BR 4.489%, VAR ICE LIBOR USD 3 Month+2.150%, 10/15/30 (B)	1,000,000	1,001,869
Sudbury Mill, Ser 2013-1A, Cl E 7.086%, VAR ICE LIBOR USD 3 Month+4.750%, 01/17/26 (B)	1,500,000	1,467,035
TCI-Symphony, Ser 2016-1A, Cl D 6.137%, VAR ICE LIBOR USD 3 Month+3.800%, 10/13/29 (B)	6,250,000	6,253,000
Thayer Park, Ser 2017-1A, Cl B 4.698%, VAR ICE LIBOR USD 3 Month+2.350%, 04/20/29 (B)	9,500,000	9,504,513
Zais, Ser 2017-1A, Cl A2 3.839%, VAR ICE LIBOR USD 3 Month+1.500%, 07/15/29 (B)	10,000,000	10,037,200
Zais, Ser 2018-1A, Cl B 3.789%, VAR ICE LIBOR USD 3 Month+1.450%, 04/15/29 (B)	5,000,000	4,981,270

Total Collateralized Loan Obligations (Cost $436,777,815)		437,684,844

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
CORPORATE OBLIGATIONS — 14.1%
Consumer Discretionary — 2.2%
Amazon.com 2.800%, 08/22/24	$2,000,000	$1,932,086
Anheuser-Busch InBev Finance 3.650%, 02/01/26	15,000,000	14,725,902
Block Financial 4.125%, 10/01/20	5,000,000	5,024,014
Choice Hotels International 5.750%, 07/01/22	5,179,000	5,392,634
General Motors Financial 4.000%, 01/15/25	15,126,000	14,757,083
Jaguar Land Rover Automotive 4.500%, 10/01/27 (B)	3,000,000	2,658,750
JBS Investments GmbH 7.750%, 10/28/20	1,750,000	1,794,012
L Brands 6.950%, 03/01/33	3,300,000	2,838,000
Lear 5.250%, 01/15/25	1,500,000	1,549,961
McDonald’s MTN 2.625%, 01/15/22	3,000,000	2,932,308
Mohawk Industries 3.850%, 02/01/23	5,975,000	5,999,757
Silversea Cruise Finance 7.250%, 02/01/25 (B)	250,000	270,625

		59,875,132

Consumer Staples — 0.0%
Alliance One International 9.875%, 07/15/21	250,000	228,438

Energy — 4.2%
Apache Finance Canada 7.750%, 12/15/29	4,138,000	5,129,549
Avison Young Canada 9.500%, 12/15/21 (B)	4,250,000	4,494,375
Commonwealth Bank of Australia NY MTN 2.550%, 03/15/21	6,880,000	6,726,054
Kreditanstalt fuer Wiederaufbau MTN 1.500%, 04/20/20	5,000,000	4,894,892
Lukoil International Finance BV 4.563%, 04/24/23	3,000,000	3,013,164
Noble Holding International
6.050%, 03/01/41	11,362,000	8,407,880
4.625%, 03/01/21	5,250,000	5,008,657
Northern Oil and Gas 8.000%, 06/01/20	1,000,000	1,000,000
Petrobras Global Finance BV 8.750%, 05/23/26	1,000,000	1,130,500
Petroleos Mexicanos 5.350%, 02/12/28 (B)	2,000,000	1,868,600

Description	Face Amount	Value
PHI 5.250%, 03/15/19	$17,000,000	$16,065,000
Seadrill New Finance 4.000% cash/ 8.000% PIK, 07/15/25 (B) (C) (E)	2,329,612	2,466,477
TMX Finance 11.125%, 04/01/23 (B)	27,000,000	27,675,000
Transocean 6.500%, 11/15/20	19,277,000	19,710,733
Weatherford International 4.500%, 04/15/22	8,835,000	8,172,375

		115,763,256

Financials — 3.6%
Assured Guaranty US Holdings 5.000%, 07/01/24	7,272,000	7,516,709
Bank of Nova Scotia 3.125%, 04/20/21	3,000,000	2,983,595
Capital One Financial
4.200%, 10/29/25	500,000	490,019
3.800%, 01/31/28	10,000,000	9,551,062
Deutsche Bank 7.500%, VAR USD Swap Semi 30/360 5 Year Curr+5.003%, 12/29/49	1,000,000	946,250
Enova International 9.750%, 06/01/21	10,032,000	10,458,360
Farmers Exchange Capital 7.050%, 07/15/28 (B)	6,075,000	7,125,518
First American Financial 4.300%, 02/01/23	1,000,000	996,599
Genworth Holdings 7.625%, 09/24/21	14,000,000	14,560,000
Navient MTN
5.500%, 01/25/23	14,000,000	13,685,000
4.613%, VAR CPI YOY+2.150%, 12/15/20	3,525,000	3,445,687
PNC Bank 3.250%, 01/22/28	8,000,000	7,646,391
Royal Bank of Canada MTN 6.350%, 08/29/19 (A)	3,000,000	3,048,000
Royal Bank of Scotland Group 7.500%, VAR USD Swap Semi 30/360 5 Year Curr+5.800%, 12/29/49	4,000,000	4,130,000
Societe Generale 5.000%, 01/17/24 (B)	4,025,000	4,073,940
Synchrony Financial 4.500%, 07/23/25	905,000	877,403
Wachovia 6.605%, 10/01/25	5,650,000	6,426,040

		97,960,573

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
Health Care — 0.3%
Abbott Laboratories 3.250%, 04/15/23	$5,200,000	$5,145,460
CHS 8.000%, 11/15/19	2,000,000	1,960,000
CVS Health 4.300%, 03/25/28	1,000,000	997,026

		8,102,486

Industrials — 0.6%
Burlington Northern Santa Fe 7.290%, 06/01/36	5,000,000	6,784,303
Flowserve 4.000%, 11/15/23	1,000,000	986,087
Hertz 5.500%, 10/15/24 (B)	1,000,000	787,500
IDEX 4.200%, 12/15/21	100,000	100,885
Intelsat Jackson Holdings 8.000%, 02/15/24 (B)	1,000,000	1,055,000
Zachry Holdings 7.500%, 02/01/20 (B)	5,410,000	5,382,950

		15,096,725

Information Technology — 1.6%
Apple 3.200%, 05/13/25	17,712,000	17,406,713
BMC Software Finance 8.125%, 07/15/21 (B)	250,000	255,938
DynCorp International 11.875% cash/ 1.500% PIK, 11/30/20 (E)	6,895,227	7,171,036
Keysight Technologies 4.550%, 10/30/24	1,000,000	1,013,307
Motorola Solutions 7.500%, 05/15/25	15,493,000	17,717,253

		43,564,247

Materials — 0.3%
Packaging Corp of America 4.500%, 11/01/23	8,817,000	9,078,744

Real Estate — 0.2%
CBL & Associates
5.250%, 12/01/23	3,750,000	3,318,119
4.600%, 10/15/24	2,000,000	1,666,612

		4,984,731

Telecommunication Services — 1.1%
AT&T
7.875%, 02/15/30 (B)	320,000	378,674
4.300%, 02/15/30 (B)	2,500,000	2,390,526
Frontier Communications 7.125%, 03/15/19	22,180,000	22,290,900

Description	Face Amount	Value
Unison Ground Lease Funding 5.780%, 03/15/20 (B)	$4,000,000	$3,983,577

		29,043,677

Total Corporate Obligations (Cost $380,219,413)		383,698,009

ASSET-BACKED SECURITIES — 11.5%
Automotive — 7.3%
American Credit Acceptance Receivables Trust, Ser 2015-3, Cl C 4.840%, 10/12/21 (B)	4,708,862	4,745,922
American Credit Acceptance Receivables Trust, Ser 2016-2, Cl D 8.150%, 01/12/23 (B)	3,250,000	3,381,990
American Credit Acceptance Receivables Trust, Ser 2016-3, Cl C 4.260%, 08/12/22 (B)	3,250,000	3,272,093
American Credit Acceptance Receivables Trust, Ser 2017-1, Cl E 5.440%, 03/13/24 (B)	1,000,000	1,009,002
American Credit Acceptance Receivables Trust, Ser 2017-3, Cl C 2.720%, 06/10/22 (B)	3,575,000	3,558,131
American Credit Acceptance Receivables Trust, Ser 2017-3, Cl E 5.170%, 06/10/24 (B)	2,180,000	2,185,454
American Credit Acceptance Receivables Trust, Ser 2018-1, Cl D 3.930%, 04/10/24 (B)	4,200,000	4,185,094
CarFinance Capital Auto Trust, Ser 2014-2A, Cl D 4.280%, 11/16/20 (B)	3,610,000	3,617,117
CarFinance Capital Auto Trust, Ser 2015-1A, Cl D 4.660%, 06/15/21 (B)	3,370,000	3,353,176
CarMax Auto Owner Trust, Ser 2016-4, Cl D 2.910%, 04/17/23	3,500,000	3,436,588
CarMax Auto Owner Trust, Ser 2017-3, Cl D 3.460%, 10/16/23	5,250,000	5,186,259
Carnow Auto Receivables Trust, Ser 2017-1A, Cl C 5.750%, 10/16/23 (B)	2,000,000	1,988,110
CPS Auto Receivables Trust, Ser 2013-D, Cl D 5.540%, 11/15/19 (B)	1,850,000	1,851,897

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
CPS Auto Receivables Trust, Ser 2014-C, Cl D 4.830%, 08/17/20 (B)	$1,000,000	$1,014,010
CPS Auto Receivables Trust, Ser 2014-D, Cl E 6.210%, 02/15/22 (B)	4,000,000	4,060,170
CPS Auto Receivables Trust, Ser 2015-C, Cl E 6.540%, 08/16/21 (B)	1,750,000	1,823,836
CPS Auto Receivables Trust, Ser 2016-A, Cl E 7.650%, 12/15/21 (B)	6,000,000	6,302,301
CPS Auto Receivables Trust, Ser 2016-A, Cl F 7.650%, 03/15/23 (B)	10,540,000	10,829,438
CPS Auto Receivables Trust, Ser 2016-B, Cl C 4.220%, 03/15/22 (B)	3,500,000	3,533,360
CPS Auto Receivables Trust, Ser 2016-B, Cl E 8.140%, 05/15/23 (B)	6,500,000	6,929,105
CPS Auto Receivables Trust, Ser 2016-D, Cl E 6.860%, 04/15/24 (B)	8,000,000	8,282,825
Drive Auto Receivables Trust, Ser 2016-BA, Cl D 4.530%, 08/15/23 (B)	2,000,000	2,030,949
Drive Auto Receivables Trust, Ser 2018-1, Cl A2 2.230%, 04/15/20	4,080,326	4,078,081
Drive Auto Receivables Trust, Ser 2018-1, Cl D 3.810%, 05/15/24	7,835,000	7,805,920
DT Auto Owner Trust, Ser 2016-4A, Cl E 6.490%, 09/15/23 (B)	3,520,000	3,623,719
DT Auto Owner Trust, Ser 2017-2A, Cl A 1.720%, 05/15/20 (B)	197,649	197,552
Exeter Automobile Receivables Trust, Ser 2014-2A, Cl D 4.930%, 12/15/20 (B)	1,240,000	1,249,701
Exeter Automobile Receivables Trust, Ser 2015-1A, Cl D 5.830%, 12/15/21 (B)	12,000,000	12,273,738
Exeter Automobile Receivables Trust, Ser 2015-3A, Cl D 6.550%, 10/17/22 (B)	5,000,000	5,194,285
Exeter Automobile Receivables Trust, Ser 2016-1A, Cl C 5.520%, 10/15/21 (B)	3,000,000	3,062,965

Description	Face Amount	Value
Exeter Automobile Receivables Trust, Ser 2017-1A, Cl B 3.000%, 12/15/21 (B)	$5,430,000	$5,419,198
Flagship Credit Auto Trust, Ser 2014-1, Cl D 4.830%, 06/15/20 (B)	2,080,000	2,091,951
Flagship Credit Auto Trust, Ser 2015-1, Cl D 5.260%, 07/15/21 (B)	5,190,000	5,282,147
Flagship Credit Auto Trust, Ser 2015-1, Cl E 5.990%, 07/15/22 (B)	3,000,000	3,036,966
Flagship Credit Auto Trust, Ser 2015-3, Cl D 7.120%, 11/15/22 (B)	5,000,000	5,172,213
Flagship Credit Auto Trust, Ser 2016-1, Cl D 8.590%, 05/15/23 (B)	15,380,000	16,306,230
Flagship Credit Auto Trust, Ser 2016-3, Cl D 3.890%, 11/15/22 (B)	5,000,000	4,995,571
Ford Credit Auto Owner Trust, Ser 2018-A, Cl A3 3.030%, 11/15/22	7,000,000	7,000,976
GO Financial Auto Securitization Trust, Ser 2015-2, Cl C 7.480%, 10/15/21 (B)	4,647,587	4,667,136
Honor Automobile Trust Securitization, Ser 2016-1A, Cl B 5.760%, 04/15/21 (B)	9,930,000	9,933,653
Honor Automobile Trust Securitization, Ser 2016-1A, Cl C 8.050%, 11/15/22 (B)	2,500,000	2,521,141
Westlake Automobile Receivables Trust, Ser 2016-1A, Cl E 6.520%, 06/15/22 (B)	5,000,000	5,104,046
Westlake Automobile Receivables Trust, Ser 2017-1A, Cl D 3.460%, 10/17/22 (B)	3,000,000	2,997,191

		198,591,207

Other Asset-Backed Securities — 3.2%
321 Henderson Receivables I, Ser 2010-2A, Cl B 7.450%, 01/15/50 (B)	3,001,780	3,144,195
321 Henderson Receivables I, Ser 2012-1A, Cl B 7.140%, 02/15/67 (B)	831,522	868,744

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
321 Henderson Receivables I, Ser 2012-2A, Cl B 6.770%, 10/17/61 (B)	$2,157,236	$2,202,239
Business Jet Securities, Ser 2018-2, Cl A 4.447%, 06/15/33 (B)	6,964,745	6,999,416
Business Jet Securities, Ser 2018-2, Cl C 6.656%, 06/15/33 (B)	3,066,874	3,067,729
CFG Investments, Ser 2017-1, Cl A 7.870%, 11/15/26 (B)	13,000,000	13,439,136
Harley Marine Financing, Ser 2018-1A, Cl A2 5.682%, 05/15/43 (B)	7,960,000	7,948,060
Harley Marine Financing, Ser 2018-1A, Cl B 7.869%, 05/15/43 (B)	4,000,000	3,989,680
Nations Equipment Finance Funding III, Ser 2016-1A, Cl C 5.000%, 01/20/25 (B)	7,860,000	7,852,305
OneMain Financial Issuance Trust, Ser 2014-2A, Cl C 4.330%, 09/18/24 (B)	656,589	657,313
Sapphire Aviation Finance I, Ser 2018-1A, Cl B 5.926%, 03/15/40 (B)	2,916,667	2,934,686
SCF Equipment Trust, Ser 2016-1A, Cl C 6.000%, 08/20/27 (B)	6,000,000	6,211,728
SFS Asset Securitization, Ser 2018-1, Cl A 4.793%, 05/15/23 (B)	5,500,000	5,500,738
Springleaf Funding Trust, Ser 2015-AA, Cl C 5.040%, 11/15/24 (B)	6,000,000	5,983,606
TAL Advantage V, Ser 2014-3A, Cl B 4.150%, 11/21/39 (B)	4,655,000	4,404,885
Tidewater Sales Finance Master Trust, Ser 2017-AA, Cl A 4.550%, 04/15/21 (B)	6,000,000	5,995,217
Trip Rail Master Funding, Ser 2011-1A, Cl A2 6.024%, 07/15/41 (B)	2,998,563	3,148,579
Triton Container Finance V, Ser 2018-1A, Cl A 3.950%, 03/20/43 (B)	2,900,000	2,876,572

		87,224,828

Description	Face Amount	Value
Student Loan — 1.0%
Brazos Student Finance, Ser 2009-1, Cl B 4.835%, VAR ICE LIBOR USD 3 Month+2.500%, 12/27/39	$5,000,000	$4,696,365
College Ave Student Loans, Ser 2018-A, Cl A1 3.361%, VAR ICE LIBOR USD 1 Month+1.200%, 12/26/47 (B)	4,000,000	4,001,298
Commonbond Student Loan Trust, Ser 2017-AGS, Cl A1 2.550%, 05/25/41 (B)	3,428,673	3,338,331
Nelnet Student Loan Trust, Ser 2013-3A, Cl B 3.564%, VAR ICE LIBOR USD 1 Month+1.500%, 07/25/47 (B)	10,000,000	9,862,612
SLM Student Loan Trust, Ser 2012-7, Cl B 3.864%, VAR ICE LIBOR USD 1 Month+1.800%, 09/25/43	5,000,000	5,017,347

		26,915,953

Total Asset-Backed Securities (Cost $306,964,224)		312,731,988

MUNICIPAL BONDS — 2.2%
Albuquerque, New Mexico, RB 3.000%, 07/01/23	500,000	491,565
Allentown, Neighborhood Improvement Zone Development Authority, Ser B, RB 5.220%, 05/01/20	2,425,000	2,407,807
California State, Build America Bonds, GO Callable 03/01/20 @ 100 7.950%, 03/01/36	3,000,000	3,230,880
Dallas County, Schools, Taxable Public Property Finance, GO
3.450%, 06/01/22	1,570,000	1,418,102
3.200%, 06/01/21	1,580,000	1,453,458
Dallas County, Schools Tax, GO
4.000%, 06/01/19	1,500,000	1,472,415
3.000%, 06/01/19	940,000	911,800
Government Development Bank for Puerto Rico, Ser Senior A, RB 4.375%, 02/01/19 (C)	5,400,000	2,200,500
Government Development Bank for Puerto Rico, Ser Senior B, RB 4.704%, 05/01/16 (C)	11,190,000	4,587,900
Hidalgo County, Build America Bonds, GO, AGC Callable 08/15/19 @ 100 6.006%, 08/15/29	500,000	515,450
Illinois State, Build America Bonds, GO 7.350%, 07/01/35	3,000,000	3,363,120

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
Maricopa County, Unified School District No. 69, School Improvement Project, GO Callable 07/01/21 @ 100 6.000%, 07/01/26	$1,000,000	$1,077,430
Mission, Economic Development, Nelson Gardons Energy, RB Callable 12/01/20 @ 100
10.875%, 12/01/28 (C) (F)	3,315,000	33,150
9.750%, 12/01/25 (C) (F)	3,045,000	30,450
8.550%, 12/01/21 (C) (F)	2,125,000	1,786,381
North Texas, Tollway Authority, Build America Bonds, RB Callable 02/01/20 @ 100 8.910%, 02/01/30	16,540,000	17,888,010
Rhode Island State, Health & Educational System, Providence Public Schools, Ser A, RB Callable 05/15/20 @ 100 8.000%, 05/15/29	5,000,000	5,228,850
San Juan, Higher Education Finance Authority, RB Callable 08/15/20 @ 100 8.250%, 08/15/29	4,400,000	4,526,368
Texas State, Public Finance Authority Charter School, Charter Education New Frontiers, Ser Q, RB Callable 08/15/20 @ 100 8.750%, 08/15/27	1,300,000	1,346,020
Texas State, Public Finance Authority Charter School, Ser 2010-Q, RB 8.125%, 02/15/27	1,900,000	2,169,002
University of Texas, Build America Bonds, Ser D, RB 5.134%, 08/15/42	3,000,000	3,475,410

Total Municipal Bonds (Cost $73,481,102)		59,614,068

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.2%
FFCB
3.150%, 02/14/25	8,000,000	7,842,184
3.060%, 04/19/27	4,500,000	4,311,148
FHLB 2.050%, 12/06/21	1,350,000	1,307,848
FHLMC
2.220%, 05/16/22	6,000,000	5,808,330
2.000%, 2.500%, 12/27/18, 12/27/22 (H)	4,000,000	3,946,456
1.125%, 08/12/21	1,000,000	951,132
FNMA 2.250%, 10/30/24	10,000,000	9,511,050

Total U.S. Government Agency Obligations (Cost $34,597,388)		33,678,148

Description	Face Amount/ Shares	Value
SOVEREIGN DEBT — 0.4%
Argentine Republic Government International Bond 6.875%, 01/11/48	$5,000,000	$3,920,050
Kenya Government International Bond
7.250%, 02/28/28 (B)	3,000,000	3,033,750
7.250%, 02/28/28	1,000,000	1,011,250
Mexico Government International Bond 3.625%, 03/15/22	1,000,000	1,001,490
Turkey Government International Bond
6.125%, 10/24/28	1,000,000	912,500
4.250%, 04/14/26	1,000,000	834,580
Ukraine Government International Bond 7.750%, 09/01/19	1,000,000	1,018,320

Total Sovereign Debt (Cost $11,892,716)		11,731,940

COMMON STOCK — 0.2%
Energy — 0.2%
Seadrill Ltd.	33,396	670,592
Seadrill Ltd.*	206,695	4,079,848

Total Common Stock (Cost $536,742)		4,750,440

CASH EQUIVALENT — 2.7%
Federated Government Obligations Fund, Cl I, 1.780%** (Cost $71,948,179)	71,948,179	71,948,179

REPURCHASE AGREEMENTS (G) — 2.6%
KGS-Alpha Capital Markets*** 2.710%, dated 05/29/18, to be repurchased on 08/29/18, repurchase price $5,034,628 (collateralized by a GNMA obligation, par value $5,181,049, 2.970%, 06/20/68, with total market value of $5,200,000)	5,000,000	5,000,000
KGS-Alpha Capital Markets*** 2.740%, dated 06/15/18, to be repurchased on 09/13/18, repurchase price $10,068,500 (collateralized by various FMAC/GNMA obligations, par value $100,000 - $44,153,334, 1.564% - 4.500%, 05/20/48 - 02/20/68, with total market value of $10,900,000)	10,000,000	10,000,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
KGS-Alpha Capital Markets*** 2.010%, dated 07/31/18, to be repurchased on 08/01/18, repurchase price $4,000,223 (collateralized by various FMAC/FNMA obligations, par value $240,000 - $85,000,000, 0.259% - 13.896%, 01/25/22 - 07/25/48, with total market value of $4,357,088)	$4,000,000	$4,000,000
KGS-Alpha Capital Markets*** 2.550%, dated 07/11/18, to be repurchased on 08/10/18, repurchase price $5,010,625 (collateralized by a GNMA obligation, par value $5,181,049, 2.970%, 06/20/68, with total market value of $5,200,000)	5,000,000	5,000,000
KGS-Alpha Capital Markets*** 2.590%, dated 06/15/18, to be repurchased on 08/13/18, repurchase price $10,042,447 (collateralized by various GNMA obligations, par value $16,615,119 - $42,261,634, 1.564% - 2.453%, 01/20/66 - 05/20/68, with total market value of $10,900,000)	10,000,000	10,000,000
KGS-Alpha Capital Markets*** 2.550%, dated 07/13/18, to be repurchased on 08/14/18, repurchase price $10,022,667 (collateralized by various FNMA/GNMA obligations, par value $1 - $26,663,862, 1.913% - 4.113%, 04/25/25 - 10/20/67, with total market value of $10,900,000)	10,000,000	10,000,000
KGS-Alpha Capital Markets*** 2.560%, dated 07/05/18, to be repurchased on 08/06/18, repurchase price $10,022,756 (collateralized by various FMAC/FNMA/GNMA, par value $100,000 - $120,867,323, 0.079% - 6.500%, 07/01/30 - 08/15/48, with total market value of $10,468,014)	10,000,000	10,000,000
KGS-Alpha Capital Markets*** 2.540%, dated 07/25/18, to be repurchased on 08/24/18, repurchase price $10,021,167 (collateralized by various FMAC/GNMA obligations, par value $100,000 - $15,774,165, 0.000% - 6.000%, 10/20/39 - 02/20/68, with total market value of $10,873,504)	10,000,000	10,000,000

Description	Face Amount	Value
KGS-Alpha Capital Markets*** 2.550%, dated 07/18/18, to be repurchased on 08/20/18, repurchase price $10,023,375 (collateralized by various GNMA obligations, par value $261,725 -$39,354,622, 2.062% - 4.114%, 05/20/48 - 04/20/66, with total market value of $10,900,000)	$10,000,000	$10,000,000

Total Repurchase Agreements (Cost $74,000,000)		74,000,000

Total Investments — 102.5% (Cost $2,861,124,981)		$2,792,787,874

Percentages are based on Net Assets of $2,723,878,876.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2018.
***	Repurchase date stated is the termination date of the repurchase agreement. This repurchase agreement is terminable daily upon demand, which is reflective of the repurchase price stated.
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2018 was $988,983,050 and represents 36.3% of Net Assets.

(C)	Security in default on interest payments.
(D)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(E)	Distributions are paid-in-kind.
(F)	Level 3 security in accordance with fair value hierarchy.
(G)	Tri-Party Repurchase Agreement.
(H)	Step Bonds — Represents the current rate, the step rate, the step date and the final maturity date.

AGC — Assured Guaranty Corporation

Cl — Class

CPI YOY — Consumer Price Index Year-over-Year

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FMAC — Freddie Mac

FNMA — Federal National Mortgage Association

FREMF — FreddieMac Multi-Family

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

IO — Interest Only — face amount represents notional amount

LIBOR — London Interbank Offered Rate

Ltd. — Limited

MTN — Medium Term Note

PIK — Payment-in-Kind

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

USD — United States Dollar

VAR — Variable Rate Security

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST TOTAL RETURN BOND FUND

The following is a list of the level of inputs used as of July 31, 2018 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Mortgage-Backed Securities	$—	$759,634,713	$—	$759,634,713
U.S. Treasury Obligations	643,315,545	—	—	643,315,545
Collateralized Loan Obligations	—	437,684,844	—	437,684,844
Corporate Obligations	—	383,698,009	—	383,698,009
Asset-Backed Securities	—	312,731,988	—	312,731,988
Municipal Bonds	—	57,764,087	1,849,981	59,614,068
U.S. Government Agency Obligations	—	33,678,148	—	33,678,148
Sovereign Debt	—	11,731,940	—	11,731,940
Common Stock	4,750,440	—	—	4,750,440
Cash Equivalent	71,948,179	—	—	71,948,179
Repurchase Agreements	—	74,000,000	—	74,000,000

Total Investments in Securities	$720,014,164	$2,070,923,729	$1,849,981	$2,792,787,874

(1)

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended July 31, 2018, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST CREDIT FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
COLLATERALIZED LOAN OBLIGATIONS — 32.8%
BCC Funding XIII, Ser 2016-1, Cl E 6.000%, 11/20/22 (A)	$1,500,000	$1,531,058
Benefit Street Partners III, Ser 2017-IIIA, Cl DR 8.948%, VAR ICE LIBOR USD 3 Month+6.600%, 07/20/29 (A)	2,500,000	2,508,882
Benefit Street Partners IV, Ser 2016-IVA, Cl DR 9.598%, VAR ICE LIBOR USD 3 Month+7.250%, 01/20/29 (A)	2,000,000	2,024,076
Carlyle Global Market Strategies, Ser 2018-1A, Cl B 3.905%, VAR ICE LIBOR USD 3 Month+1.850%, 04/20/31 (A)	2,000,000	1,975,628
Carlyle Global Market Strategies, Ser 2018-1A, Cl CR2 4.136%, VAR ICE LIBOR USD 3 Month+1.800%, 04/17/31 (A)	1,250,000	1,234,317
Chenango Park, Ser 2018-1A, Cl B 4.189%, VAR ICE LIBOR USD 3 Month+1.850%, 04/15/30 (A)	1,000,000	987,556
CIFC Funding, Ser 2018-1A, Cl C 3.907%, VAR ICE LIBOR USD 3 Month+1.750%, 04/18/31 (A)	500,000	489,398
Fortress Credit Opportunities IX, Ser 2017-9A, Cl C 4.993%, VAR ICE LIBOR USD 3 Month+2.650%, 11/15/29 (A)	1,400,000	1,397,875
Galaxy XXIX, Ser 2018-29A, Cl D 4.730%, VAR ICE LIBOR USD 3 Month+2.400%, 11/15/26 (A)	500,000	493,789

Description	Face Amount	Value
Golub Capital Partners, Ser 2017-17A, Cl BR 5.235%, VAR ICE LIBOR USD 3 Month+2.900%, 10/25/30 (A)	$1,500,000	$1,504,376
Golub Capital Partners, Ser 2017-19RA, Cl B 4.912%, VAR ICE LIBOR USD 3 Month+2.550%, 07/26/29 (A)	2,000,000	2,003,686
Golub Capital Partners, Ser 2017-21A, Cl CR 4.785%, VAR ICE LIBOR USD 3 Month+2.450%, 01/25/31 (A)	3,000,000	2,981,028
Golub Capital Partners, Ser 2017-22A, Cl CR 4.198%, VAR ICE LIBOR USD 3 Month+1.850%, 01/20/31 (A)	1,500,000	1,466,983
Golub Capital Partners, Ser 2017-23A, Cl BR 3.898%, VAR ICE LIBOR USD 3 Month+1.550%, 01/20/31 (A)	1,000,000	992,671
Golub Capital Partners, Ser 2017-23A, Cl CR 4.148%, VAR ICE LIBOR USD 3 Month+1.800%, 01/20/31 (A)	2,000,000	1,955,766
Golub Capital Partners, Ser 2017-24A, Cl DR 6.263%, VAR ICE LIBOR USD 3 Month+3.900%, 11/05/29 (A)	2,000,000	2,010,898
Golub Capital Partners, Ser 2018-26A, Cl BR 3.907%, VAR ICE LIBOR USD 3 Month+1.550%, 04/20/31 (A)	1,000,000	989,718
Golub Capital Partners, Ser 2018-36A, Cl B 3.739%, VAR ICE LIBOR USD 3 Month+1.650%, 02/05/31 (A)	2,000,000	1,985,840
Golub Capital Partners, Ser 2018-36A, Cl C 4.189%, VAR ICE LIBOR USD 3 Month+2.100%, 02/05/31 (A)	1,500,000	1,473,232
Jay Park, Ser 2016-1A, Cl D 9.348%, VAR ICE LIBOR USD 3 Month+7.000%, 10/20/27 (A)	1,000,000	1,000,785
JFIN, Ser 2013-1A, Cl D 7.098%, VAR ICE LIBOR USD 3 Month+4.750%, 01/20/25 (A)	1,000,000	997,305
LCM XXII, Ser 2016-22A, Cl D 8.998%, VAR ICE LIBOR USD 3 Month+6.650%, 10/20/28 (A)	1,800,000	1,800,040
Madison Park Funding XII, Ser 2014-12A, Cl D 5.848%, VAR ICE LIBOR USD 3 Month+3.500%, 07/20/26 (A)	3,000,000	3,003,534
MCF IV, Ser 2017-1A, Cl CR 4.998%, VAR ICE LIBOR USD 3 Month+2.650%, 10/20/29 (A)	1,000,000	997,979

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST CREDIT FUND

Description	Face Amount	Value
MCF VIII, Ser 2018-1A, Cl B 4.290%, VAR ICE LIBOR USD 3 Month+1.750%, 07/18/30 (A)	$3,000,000	$2,970,162
Northwoods Capital XV, Ser 2017-15A, Cl C 4.975%, VAR ICE LIBOR USD 3 Month+2.650%, 06/20/29 (A)	1,000,000	1,004,489
NXT Capital, Ser 2015-1A, Cl E 8.647%, VAR ICE LIBOR USD 3 Month+6.300%, 04/21/27 (A)	1,500,000	1,408,409
NXT Capital, Ser 2017-1A, Cl C 5.448%, VAR ICE LIBOR USD 3 Month+3.100%, 04/20/29 (A)	1,000,000	1,000,633
Oaktree, Ser 2014-2A, Cl D 7.598%, VAR ICE LIBOR USD 3 Month+5.250%, 10/20/26 (A)	3,000,000	2,989,326
Octagon Investment Partners XXI, Ser 2014-1A, Cl D 8.955%, VAR ICE LIBOR USD 3 Month+6.600%, 11/14/26 (A)	1,500,000	1,495,553
OZLM Funding IV, Ser 2017-4A, Cl BR 4.547%, VAR ICE LIBOR USD 3 Month+2.200%, 10/22/30 (A)	2,000,000	1,994,540
OZLM XVI, Ser 2017-16A, Cl B 4.880%, VAR ICE LIBOR USD 3 Month+2.550%, 05/16/30 (A)	1,000,000	1,003,031
Parallel, Ser 2017-1A, Cl C 4.798%, VAR ICE LIBOR USD 3 Month+2.450%, 07/20/29 (A)	1,000,000	1,002,753
Race Point IX, Ser 2017-9A, Cl BR 4.489%, VAR ICE LIBOR USD 3 Month+2.150%, 10/15/30 (A)	3,000,000	3,005,607
Race Point IX, Ser 2017-9A, Cl DR 9.239%, VAR ICE LIBOR USD 3 Month+6.900%, 10/15/30 (A)	2,000,000	2,029,606
Sudbury Mill, Ser 2013-1A, Cl E 7.086%, VAR ICE LIBOR USD 3 Month+4.750%, 01/17/26 (A)	4,700,000	4,596,708
TCI-Symphony, Ser 2016-1A, Cl E 9.037%, VAR ICE LIBOR USD 3 Month+6.700%, 10/13/29 (A)	3,000,000	2,999,313
Thayer Park, Ser 2017-1A, Cl D 8.448%, VAR ICE LIBOR USD 3 Month+6.100%, 04/20/29 (A)	1,000,000	1,009,166
Voya, Ser 2013-3A, Cl D 6.833%, VAR ICE LIBOR USD 3 Month+4.500%, 01/18/26 (A)	2,000,000	1,993,666
Zais, Ser 2017-1A, Cl C 5.139%, VAR ICE LIBOR USD 3 Month+2.800%, 07/15/29 (A)	1,000,000	1,001,614

Total Collateralized Loan Obligations (Cost $67,984,667)		69,310,996

Description	Face Amount	Value
ASSET-BACKED SECURITIES — 31.3%
Automotive — 18.7%
American Credit Acceptance Receivables Trust, Ser 2016-2, Cl D 8.150%, 01/12/23 (A)	$1,500,000	$1,560,919
American Credit Acceptance Receivables Trust, Ser 2017-1, Cl E 5.440%, 03/13/24 (A)	2,000,000	2,018,005
American Credit Acceptance Receivables Trust, Ser 2017-3, Cl C 2.720%, 06/10/22 (A)	1,000,000	995,281
American Credit Acceptance Receivables Trust, Ser 2017-3, Cl E 5.170%, 06/10/24 (A)	2,500,000	2,506,254
CarFinance Capital Auto Trust, Ser 2015-1A, Cl E 5.490%, 01/18/22 (A)	2,250,000	2,247,896
Carnow Auto Receivables Trust, Ser 2017-1A, Cl C 5.750%, 10/16/23 (A)	2,000,000	1,988,110
CPS Auto Receivables Trust, Ser 2014-C, Cl E 5.910%, 11/15/21 (A)	1,500,000	1,514,121
CPS Auto Receivables Trust, Ser 2015-A, Cl E 6.190%, 05/16/22 (A)	1,100,000	1,111,814
CPS Auto Receivables Trust, Ser 2015-C, Cl F 7.510%, 11/15/22 (A)	1,500,000	1,520,803
CPS Auto Receivables Trust, Ser 2016-B, Cl E 8.140%, 05/15/23 (A)	1,500,000	1,599,024
CPS Auto Receivables Trust, Ser 2016-D, Cl E 6.860%, 04/15/24 (A)	1,155,000	1,195,833
Drive Auto Receivables Trust, Ser 2018-1, Cl D 3.810%, 05/15/24	2,000,000	1,992,577
DT Auto Owner Trust, Ser 2016-2A, Cl D 5.430%, 11/15/22 (A)	1,500,000	1,529,620
DT Auto Owner Trust, Ser 2017-2A, Cl E 6.030%, 01/15/24 (A)	1,500,000	1,525,718
Exeter Automobile Receivables Trust, Ser 2015-1A, Cl D 5.830%, 12/15/21 (A)	1,930,000	1,974,026
Exeter Automobile Receivables Trust, Ser 2015-2A, Cl D 5.790%, 05/16/22 (A)	1,500,000	1,533,396

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST CREDIT FUND

Description	Face Amount	Value
Exeter Automobile Receivables Trust, Ser 2015-3A, Cl D 6.550%, 10/17/22 (A)	$1,500,000	$1,558,286
First Investors Auto Owner Trust, Ser 2016-2A, Cl E 5.750%, 09/15/23 (A)	1,250,000	1,275,390
Flagship Credit Auto Trust, Ser 2014-1, Cl E 5.710%, 08/16/21 (A)	1,750,000	1,762,087
Flagship Credit Auto Trust, Ser 2016-2, Cl D 8.560%, 11/15/23 (A)	900,000	959,774
Ford Credit Auto Owner Trust, Ser 2018-A, Cl A3 3.030%, 11/15/22	2,000,000	2,000,279
Honor Automobile Trust Securitization, Ser 2016-1A, Cl B 5.760%, 04/15/21 (A)	1,120,000	1,120,412
Honor Automobile Trust Securitization, Ser 2016-1A, Cl C 8.050%, 11/15/22 (A)	1,000,000	1,008,456
Skopos Auto Receivables Trust, Ser 2015-1A, Cl B 5.430%, 12/15/23 (A)	555,337	556,330
United Auto Credit Securitization Trust, Ser 2016-2, Cl E 5.500%, 01/10/23 (A)	2,265,000	2,286,120

		39,340,531

Credit Card — 4.0%
American Express Credit Account Master Trust, Ser 2018-5, Cl A 2.412%, VAR ICE LIBOR USD 1 Month+0.340%, 12/15/25	8,500,000	8,497,346

Other Asset-Backed Securities — 8.6%
Business Jet Securities, Ser 2018-2, Cl A 4.447%, 06/15/33 (A)	720,491	724,077
Business Jet Securities, Ser 2018-2, Cl C 6.656%, 06/15/33 (A)	707,740	707,938
CFG Investments, Ser 2017-1, Cl A 7.870%, 11/15/26 (A)	2,000,000	2,067,559
CLI Funding, Ser 2018-1A, Cl B 4.930%, 04/18/43 (A)	973,757	969,899
Harley Marine Financing, Ser 2018-1A, Cl B 7.869%, 05/15/43 (A)	2,000,000	1,994,840
Kabbage Asset Securitization, Ser 2017-1, Cl B 5.794%, 03/15/22 (A)	1,750,000	1,781,071
Mosaic Solar Loans, Ser 2017-2A, Cl B 4.770%, 06/22/43 (A)	500,000	500,136
Nations Equipment Finance Funding III, Ser 2016-1A, Cl C 5.000%, 01/20/25 (A)	1,500,000	1,498,532

Description	Face Amount	Value
Sapphire Aviation Finance I, Ser 2018-1A, Cl B 5.926%, 03/15/40 (A)	$486,111	$489,114
SCF Equipment Trust, Ser 2016-1A, Cl C 6.000%, 08/20/27 (A)	1,000,000	1,035,288
SFS Asset Securitization, Ser 2018-1, Cl A 4.793%, 05/15/23 (A)	1,500,000	1,500,201
Springleaf Funding Trust, Ser 2015-AA, Cl C 5.040%, 11/15/24 (A)	1,000,000	997,268
Springleaf Funding Trust, Ser 2015-AA, Cl D 6.310%, 11/15/24 (A)	2,620,000	2,625,028
Vantage Data Centers Issuer, Ser 2018-1A, Cl A2 4.072%, 02/16/43 (A)	995,833	992,383
Westgate Resorts, Ser 2014-1A, Cl C 5.500%, 12/20/26 (A)	288,663	289,985

		18,173,319

Total Asset-Backed Securities (Cost $65,206,951)		66,011,196

CORPORATE OBLIGATIONS — 27.8%
Consumer Discretionary — 6.1%
Advance Auto Parts 4.500%, 12/01/23	1,000,000	1,018,192
Dillard’s 7.000%, 12/01/28	500,000	525,240
Expedia 3.800%, 02/15/28	2,000,000	1,861,883
Fresenius Medical Care US Finance II 4.750%, 10/15/24 (A)	400,000	409,920
GameStop 5.500%, 10/01/19 (A)	460,000	460,575
Guanay Finance 6.000%, 12/15/20 (A)	269,022	269,238
INVISTA Finance 4.250%, 10/15/19 (A)	3,260,000	3,268,150
Jaguar Land Rover Automotive 4.500%, 10/01/27 (A)	2,000,000	1,772,500
L Brands 6.950%, 03/01/33	1,367,000	1,175,620
Neiman Marcus Group 8.000%, 10/15/21 (A)	450,000	283,500
Under Armour 3.250%, 06/15/26	2,000,000	1,806,449

		12,851,267

Energy — 4.1%
Avison Young Canada 9.500%, 12/15/21 (A)	1,250,000	1,321,875
Halliburton 7.450%, 09/15/39	572,000	758,036

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST CREDIT FUND

Description	Face Amount	Value
Kinder Morgan Energy Partners 7.400%, 03/15/31	$1,000,000	$1,187,846
Lloyds Banking Group 4.500%, 11/04/24	500,000	495,627
Murphy Oil
6.875%, 08/15/24	1,000,000	1,050,000
5.750%, 08/15/25	1,000,000	1,002,519
ONEOK 7.500%, 09/01/23	1,704,000	1,956,206
PHI 5.250%, 03/15/19	1,000,000	945,000

		8,717,109

Financials — 4.7%
Barclays 4.375%, 09/11/24	1,500,000	1,457,550
Credit Acceptance 6.125%, 02/15/21	1,100,000	1,112,375
Credit Agricole 8.125%, VAR USD Swap Semi 30/360 5 Year Curr+6.283%, 09/19/33 (A)	1,000,000	1,004,940
Credit Suisse Group 4.282%, 01/09/28 (A)	500,000	494,851
Credit Suisse Group Funding Guernsey 3.750%, 03/26/25	1,000,000	969,881
Deutsche Bank MTN 4.296%, VAR USD Swap Semi 30/360 5 Year Curr+2.248%, 05/24/28	500,000	455,122
HSBC Holdings 6.500%, 09/15/37	1,500,000	1,813,335
Jefferies Finance 7.375%, 04/01/20 (A)	1,000,000	1,017,500
UBS 5.125%, 05/15/24	1,500,000	1,511,250

		9,836,804

Health Care — 0.7%
Express Scripts Holding 3.400%, 03/01/27	1,500,000	1,394,939

Industrials — 2.8%
Great Lakes Dredge & Dock 8.000%, 05/15/22	500,000	513,750
MAI Holdings 9.500%, 06/01/23	1,000,000	1,033,750
Masco 7.750%, 08/01/29	770,000	924,610
Zachry Holdings 7.500%, 02/01/20 (A)	3,431,000	3,413,845

		5,885,955

Information Technology — 3.5%
Avnet 4.625%, 04/15/26	1,000,000	987,981

Description	Face Amount	Value
DynCorp International 11.875% cash/1.500% PIK, 11/30/20 (B)	$1,411,564	$1,468,026
Keysight Technologies 4.600%, 04/06/27	1,000,000	1,013,035
Micron Technology 5.500%, 02/01/25	657,000	679,174
Motorola Solutions 7.500%, 05/15/25	2,080,000	2,378,615
VeriSign 4.750%, 07/15/27	1,000,000	952,500

		7,479,331

Materials — 3.8%
Chemours
6.625%, 05/15/23	1,000,000	1,047,500
5.375%, 05/15/27	1,000,000	972,500
Georgia-Pacific 7.750%, 11/15/29	2,221,000	2,920,085
NOVA Chemicals 4.875%, 06/01/24 (A)	1,000,000	965,950
Vale Overseas 6.250%, 08/10/26	1,000,000	1,100,000
WestRock 3.375%, 09/15/27 (A)	1,000,000	941,232

		7,947,267

Telecommunication Services — 2.1%
AT&T 4.300%, 02/15/30 (A)	2,639,000	2,523,439
Frontier Communications 7.125%, 03/15/19	2,000,000	2,010,000

		4,533,439

Total Corporate Obligations (Cost $59,332,913)		58,646,111

MORTGAGE-BACKED SECURITIES — 4.5%
Commercial Mortgage-Backed Obligation — 4.5%
A10 Securitization, Ser 2013-1, Cl D 7.070%, 03/15/35 (A)	1,500,000	1,468,222
Commercial Mortgage Trust, Ser 2014-UBS6, Cl C 4.464%, 12/10/47 (C)	1,000,000	968,073
Credit Suisse Commercial Mortgage Trust, Ser 2008-C1, Cl D 5.971%, 02/15/41 (A) (C)	699,000	67,235
FREMF Mortgage Trust, Ser 2016-K54, Cl C 4.051%, 04/25/48 (A) (C)	1,000,000	961,222
FREMF Mortgage Trust, Ser 2016-K722, Cl B 3.835%, 07/25/49 (A) (C)	1,500,000	1,481,286
FREMF Mortgage Trust, Ser 2017-K70, Cl B 3.803%, 12/25/49 (A) (C)	2,000,000	1,902,161

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST CREDIT FUND

Description	Face Amount/ Shares	Value
FREMF Mortgage Trust, Ser 2017-K71, Cl B 3.753%, 11/25/50 (A) (C)	$1,250,000	$1,182,773
JPMorgan Chase Commercial Mortgage Securities, Ser 2001-CIB2, Cl E 6.326%, 04/15/35 (A) (C)	2,865,969	1,145,469
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LDPX, Cl AM 5.464%, 01/15/49 (C)	223,775	224,090

Total Mortgage-Backed Securities (Cost $11,625,159)		9,400,531

COMMON STOCK — 0.1%
Erickson* (D)	3,761	157,962

Total Common Stock (Cost $1,829,567)		157,962

CASH EQUIVALENT — 0.9%
Federated Government Obligations Fund, Cl I, 1.780%** (Cost $1,951,777)	1,951,777	1,951,777

REPURCHASE AGREEMENT (E) — 2.4%
KGS Alpha Capital Markets*** 2.060%, dated 07/31/18, to be repurchased on 08/01/18, repurchase price $5,000,286 (collateralized by various FMAC/FNMA obligations, par value $286,366 - $36,540,992, 0.000% - 3.928%, 09/25/27 - 01/15/54, with total market value of $5,436,817)	5,000,000	5,000,000

Total Repurchase Agreement (Cost $5,000,000)		5,000,000

Total Investments — 99.8% (Cost $212,931,034)		$210,478,573

Percentages are based on Net Assets of $210,953,041.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2018.
***	Repurchase date stated is the termination date of the repurchase agreement. This repurchase agreement is terminable daily upon demand, which is reflective of the repurchase price stated.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2018 was $149,187,873 and represents 70.7% of Net Assets.

(B)	Distributions are paid-in-kind.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(D)	Level 3 security in accordance with fair value hierarchy.
(E)	Tri-Party Repurchase Agreement.

Cl — Class

FMAC — Freddie Mac

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

PIK — Payment-in-Kind

Ser — Series

USD — United States Dollar

VAR — Variable Rate Security

The following is a list of the level of inputs used as of July 31, 2018 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Collateralized Loan Obligations	$—	$69,310,996	$—	$69,310,996
Asset-Backed Securities	—	66,011,196	—	66,011,196
Corporate Obligations	—	58,646,111	—	58,646,111
Mortgage-Backed Securities	—	9,400,531	—	9,400,531
Common Stock	—	—	157,962	157,962
Cash Equivalent	1,951,777	—	—	1,951,777
Repurchase Agreement	—	5,000,000	—	5,000,000

Total Investments in Securities	$1,951,777	$208,368,834	$157,962	$210,478,573

(1)

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended July 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended July 31, 2018, there were transfers in the amount of $157,962 between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST LOW DURATION BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
ASSET-BACKED SECURITIES — 39.8%
Automotive — 19.2%
Ally Auto Receivables Trust, Ser 2018-1, Cl A3 2.350%, 06/15/22	$1,500,000	$1,486,415
American Credit Acceptance Receivables Trust, Ser 2016-4, Cl C 2.910%, 02/13/23 (A)	6,625,000	6,610,029
American Credit Acceptance Receivables Trust, Ser 2017-2, Cl C 2.860%, 06/12/23 (A)	1,000,000	994,171
California Republic Auto Receivables Trust, Ser 2016-1, Cl C 4.560%, 12/15/22	1,000,000	1,000,563
CarMax Auto Owner Trust, Ser 2015-3, Cl C 2.680%, 06/15/21	1,000,000	996,528
CPS Auto Receivables Trust, Ser 2015-C, Cl D 4.630%, 08/16/21 (A)	4,000,000	4,064,485
Drive Auto Receivables Trust, Ser 2015-DA, Cl D 4.590%, 01/17/23 (A)	1,500,000	1,521,094
DT Auto Owner Trust, Ser 2016-1A, Cl D 4.660%, 12/15/22 (A)	2,000,000	2,023,154
Flagship Credit Auto Trust, Ser 2015-2, Cl A 1.980%, 10/15/20 (A)	314,660	314,373

Description	Face Amount	Value
Flagship Credit Auto Trust, Ser 2016-4, Cl C 2.710%, 11/15/22 (A)	$99,000	$97,900
GM Financial Automobile Leasing Trust, Ser 2018-1, Cl A4 2.680%, 12/20/21	2,000,000	1,983,388
GM Financial Consumer Automobile Receivables Trust, Ser 2017-1A, Cl A3 1.780%, 10/18/21 (A)	1,500,000	1,481,485
GM Financial Consumer Automobile Receivables Trust, Ser 2018-1, Cl B 2.570%, 07/17/23	1,240,000	1,215,744
Hertz Fleet Lease Funding, Ser 2015-1, Cl D 3.986%, VAR ICE LIBOR USD 1 Month+1.900%, 07/10/29 (A)	4,000,000	4,001,314
Hertz Fleet Lease Funding, Ser 2015-1, Cl E 4.386%, VAR ICE LIBOR USD 1 Month+2.300%, 07/10/29 (A)	2,500,000	2,499,859
Hertz Fleet Lease Funding, Ser 2016-1, Cl C 4.586%, VAR ICE LIBOR USD 1 Month+2.500%, 04/10/30 (A)	2,000,000	2,020,310
Hertz Vehicle Financing, Ser 2018-2A, Cl A 3.650%, 06/27/22 (A)	3,000,000	2,996,309
NextGear Floorplan Master Owner Trust, Ser 2018-1A, Cl A2 3.220%, 02/15/23 (A)	1,500,000	1,490,409
Nissan Auto Receivables Owner Trust, Ser 2016-B, Cl A4 1.540%, 10/17/22	1,000,000	972,873
Nissan Auto Receivables Owner Trust, Ser 2017-C, Cl A3 2.120%, 04/18/22	3,500,000	3,447,253
OneMain Direct Auto Receivables Trust, Ser 2018-1A, Cl B 3.710%, 04/14/25 (A)	3,750,000	3,749,858
Santander Drive Auto Receivables Trust, Ser 2018-3, Cl B 3.290%, 10/17/22	2,250,000	2,248,037
Toyota Auto Receivables Owner Trust, Ser 2017-B, Cl A4 2.050%, 09/15/22	1,000,000	981,122
Volvo Financial Equipment, Ser 2018-1A, Cl A4 2.760%, 10/17/22 (A)	4,500,000	4,450,091
Westlake Automobile Receivables Trust, Ser 2017-1A, Cl D 3.460%, 10/17/22 (A)	2,000,000	1,998,127
World Omni Auto Receivables Trust, Ser 2018-B, Cl B 3.170%, 01/15/25	1,520,000	1,509,533

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST LOW DURATION BOND FUND

Description	Face Amount	Value
World Omni Auto Receivables Trust, Ser 2018-C, Cl A3 3.130%, 11/15/23	$3,000,000	$2,999,720

		59,154,144

Credit Cards — 12.4%
Capital One Multi-Asset Execution Trust, Ser 2016-A7, Cl A7 2.582%, VAR LIBOR USD 1 Month+0.510%, 09/16/24	2,500,000	2,518,673
Capital One Multi-Asset Execution Trust, Ser 2017-A2, Cl A2 2.482%, VAR LIBOR USD 1 Month+0.410%, 01/15/25	5,000,000	5,024,564
Capital One Multi-Asset Execution Trust, Ser 2017-A5, Cl A5 2.652%, VAR LIBOR USD 1 Month+0.580%, 07/15/27	9,500,000	9,543,559
Chase Issuance Trust, Ser 2017-A1, Cl A 2.372%, VAR LIBOR USD 1 Month+0.300%, 01/18/22	4,000,000	4,010,679
Citibank Credit Card Issuance Trust, Ser 2017-A5, Cl A5 2.701%, VAR LIBOR USD 1 Month+0.620%, 04/22/26	7,000,000	7,088,661
Discover Card Execution Note Trust, Ser 2017-A7, Cl A7 2.432%, VAR LIBOR USD 1 Month+0.360%, 04/15/25	5,000,000	5,014,048
Evergreen Credit Card Trust, Ser 2016-3, Cl A 2.572%, VAR LIBOR USD 1 Month+0.500%, 11/16/20 (A)	2,250,000	2,252,311
Golden Credit Card Trust, Ser 2014-2A, Cl A 2.522%, VAR LIBOR USD 1 Month+0.450%, 03/15/21 (A)	3,000,000	3,005,306

		38,457,801

Other Asset-Backed Securities — 3.2%
Colony American Homes, Ser 2015-1A, Cl C 4.028%, VAR LIBOR USD 1 Month+1.950%, 07/17/32 (A)	3,000,000	3,007,673
Mosaic Solar Loans, Ser 2017-1A, Cl A 4.450%, 06/20/42 (A)	624,749	635,497
SCF Equipment Leasing, Ser 2017-1A, Cl A 3.770%, 01/20/23 (A)	937,809	937,106
Sofi Consumer Loan Program, Ser 2017-5, Cl A2 2.780%, 09/25/26 (A)	2,000,000	1,965,405
TAL Advantage V, Ser 2013-1A, Cl B 3.960%, 02/22/38 (A)	1,833,333	1,800,902

Description	Face Amount	Value
Triton Container Finance V, Ser 2018-1A, Cl A 3.950%, 03/20/43 (A)	$483,333	$479,429
Westgate Resorts, Ser 2017-1A, Cl B 4.050%, 12/20/30 (A)	1,058,101	1,045,889

		9,871,901

Student Loan — 5.0%
AccessLex Institute, Ser 2002-A, Cl A2 2.630%, 09/25/37 (B)	900,000	889,027
Commonbond Student Loan Trust, Ser 2017-AGS, Cl A1 2.550%, 05/25/41 (A)	3,041,233	2,961,100
Nelnet Student Loan Trust, Ser 2012-6A, Cl B 3.564%, VAR ICE LIBOR USD 1 Month+1.500%, 08/26/52 (A)	3,000,000	2,874,478
Nelnet Student Loan Trust, Ser 2013-3A, Cl B 3.564%, VAR ICE LIBOR USD 1 Month+1.500%, 07/25/47 (A)	4,000,000	3,945,045
Nelnet Student Loan Trust, Ser 2015-3A, Cl B 3.564%, VAR ICE LIBOR USD 1 Month+1.500%, 06/25/54 (A)	3,000,000	2,771,783
SLM Student Loan Trust, Ser 2013-2, Cl B 3.564%, VAR ICE LIBOR USD 1 Month+1.500%, 06/25/43	2,000,000	1,895,549

		15,336,982

Total Asset-Backed Securities (Cost $121,994,489)		122,820,828

U.S. TREASURY OBLIGATIONS — 34.6%
U.S. Treasury Bill 2.052%, 02/28/19 (C)	5,000,000	4,936,736
U.S. Treasury Notes
2.250%, 02/29/20	940,000	934,676
1.625%, 07/31/20	10,000,000	9,795,703
1.500%, 11/30/19 to 05/31/20	28,000,000	27,578,828
1.375%, 02/15/20	20,000,000	19,627,344
1.250%, 05/31/19	20,385,000	20,197,076
1.125%, 06/30/21 to 07/31/21	25,000,000	23,850,586

Total U.S. Treasury Obligations (Cost $109,184,825)		106,920,949

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.7%
FFCB
1.950%, 03/14/22	3,000,000	2,897,727
1.875%, 08/16/21	5,000,000	4,838,455
FHLB 2.050%, 12/06/21	2,000,000	1,937,552

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST LOW DURATION BOND FUND

Description	Face Amount	Value
FHLMC
2.125%, 01/26/22	$500,000	$486,466
2.020%, 09/29/22	5,000,000	4,818,915
2.000%, 2.500%, 12/27/18, 12/27/22 (E)	10,000,000	9,866,140
Tennessee Valley Authority 3.875%, 02/15/21	5,000,000	5,123,345

Total U.S. Government Agency Obligations (Cost $30,720,734)		29,968,600

CORPORATE OBLIGATIONS — 4.9%
Consumer Discretionary — 0.3%
Volkswagen Group of America Finance 2.125%, 05/23/19 (A)	1,000,000	993,268

Energy — 1.0%
BP AMI Leasing 5.523%, 05/08/19 (A)	3,000,000	3,058,651

Financials — 1.7%
Bank of America MTN 4.872%, VAR CPI YOY+2.000%, 01/14/21	1,000,000	1,007,500
JPMorgan Chase MTN 3.801%, VAR CPI YOY+1.000%, 08/17/22	1,250,000	1,203,500
Morgan Stanley MTN 4.463%, VAR CPI YOY+2.000%, 12/15/19	1,000,000	1,007,500
Royal Bank of Canada MTN 2.750%, 02/01/22	2,000,000	1,958,970

		5,177,470

Information Technology — 0.6%
Microsoft 1.850%, 02/06/20	2,000,000	1,974,861

Real Estate — 0.3%
American Tower 3.400%, 02/15/19	1,000,000	1,003,651

Sovereign — 1.0%
Kreditanstalt fuer Wiederaufbau 2.375%, 12/29/22	3,000,000	2,925,185

Total Corporate Obligations (Cost $15,190,734)		15,133,086

MORTGAGE-BACKED SECURITIES — 3.1%
Agency Mortgage-Backed Obligation — 2.6%
FHLMC 3.974%, VAR ICE LIBOR USD 6 Month+1.621%, 02/01/37	743,363	769,056
FHLMC REMIC, Ser 2010-3747, Cl UF 2.552%, VAR LIBOR USD 1 Month+0.480%, 10/15/40	2,800,706	2,823,065

Description	Face Amount/ Shares	Value
FNMA REMIC, Ser 2011-84, Cl F 2.414%, VAR LIBOR USD 1 Month+0.350%, 01/25/40	$1,753,087	$1,760,984
GNMA REMIC, Ser 2009-108, Cl WG 4.000%, 09/20/38	402,820	405,902
GNMA REMIC, Ser 2011-125, Cl BG 2.250%, 12/20/30	712,839	688,009
GNMA, Ser 2009-70, Cl PD 5.000%, 05/20/38	306,551	306,856
GNMA, Ser 2010-80, Cl F 2.486%, VAR LIBOR USD 1 Month+0.400%, 04/20/40	313,632	314,914
GNMA, Ser 2011-50, Cl DK 2.500%, 02/20/40	948,558	937,897

		8,006,683

Commercial Mortgage-Backed Obligation — 0.5%
WFCG Commercial Mortgage Trust, Ser 2015-BXRP, Cl D 4.643%, VAR LIBOR USD 1 Month+2.571%, 11/15/29 (A)	1,606,854	1,608,367

Total Mortgage-Backed Securities (Cost $9,612,361)		9,615,050

COLLATERALIZED LOAN OBLIGATIONS — 1.5%
OSCAR US Funding Trust IX, Ser 2018-2A, Cl A3 3.390%, 09/12/22 (A)	1,250,000	1,248,184
OSCAR US Funding Trust VI, Ser 2017-1A, Cl A3 2.820%, 06/10/21 (A)	700,000	696,659
OSCAR US Funding Trust VII, Ser 2017-2A, Cl A3 2.450%, 12/10/21 (A)	1,250,000	1,230,895
OSCAR US Funding Trust, Ser 2014-1A, Cl A4 2.550%, 12/15/21 (A)	1,264,320	1,261,573

Total Collateralized Loan Obligations (Cost $4,463,839)		4,437,311

CASH EQUIVALENT — 0.6%
Federated Government Obligations Fund, Cl I, 1.780%* (Cost $1,820,027)	1,820,027	1,820,027

REPURCHASE AGREEMENTS (D) — 6.8%
KGS-Alpha Capital Markets** 2.550%, dated 07/11/18, to be repurchased on 08/10/18, repurchase price $2,004,250 (collateralized by various FMAC/GNMA obligations, par value $368,332 - $9,217,488, 0.000% - 5.044%, 12/15/42 - 02/20/68, with total market value of $2,180,000)	2,000,000	2,000,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST LOW DURATION BOND FUND

Description	Face Amount	Value
KGS-Alpha Capital Markets** 2.010%, dated 07/31/18, to be repurchased on 08/01/18, repurchase price $19,001,061 (collateralized by GNMA obligations, par value $5,120,746 - $30,000,000, 0.000% - 4.114%, 04/20/48 - 02/20/68, with total market value of $20,710,000)	$19,000,000	$19,000,000

Total Repurchase Agreements (Cost $21,000,000)		21,000,000

Total Investments — 101.0% (Cost $313,987,009)		$311,715,851

Percentages are based on Net Assets of $308,754,741.

*	Rate shown is the 7-day effective yield as of July 31, 2018.
**	Repurchase date stated is the termination date of the repurchase agreement. This repurchase agreement is terminable daily upon demand, which is reflective of the repurchase price stated.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2018 was $78,092,489 and represents 25.3% of Net Assets.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(C)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(D)	Tri-Party Repurchase Agreement.
(E)	Step Bonds — Represents the current rate, the step rate, the step date and the final maturity date.

Cl — Class

CPI YOY — Consumer Price Index Year-over-Year

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FMAC — Freddie Mac

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

USD — United States Dollar

VAR — Variable Rate Security

The following is a list of the level of inputs used as of July 31, 2018 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$122,820,828	$—	$122,820,828
U.S. Treasury Obligations	106,920,949	—	—	106,920,949
U.S. Government Agency Obligations	—	29,968,600	—	29,968,600
Corporate Obligations	—	15,133,086	—	15,133,086
Mortgage-Backed Securities	—	9,615,050	—	9,615,050
Collateralized Loan Obligations	—	4,437,311	—	4,437,311
Cash Equivalent	1,820,027	—	—	1,820,027
Repurchase Agreements	—	21,000,000	—	21,000,000

Total Investments in Securities	$108,740,976	$202,974,875	$—	$311,715,851

For the year ended July 31, 2018, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 assets and liabilities.

For the year ended July 31, 2018, there have been no Level 3 investments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST MUNICIPAL BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
MUNICIPAL BONDS — 89.3%
Alabama — 1.2%
Alabama State, Ser B, GO 3.000%, 11/01/21	$2,000,000	$2,074,060

Arizona — 1.4%
Maricopa County, Unified School District No. 41 Gilbert, GO 4.000%, 07/01/19	1,150,000	1,176,519
Pima County, Street and Highway Revenue Authority, RB 3.000%, 07/01/19	1,190,000	1,206,243

		2,382,762

California — 2.1%
California State, Municipal Finance Authority, Ser A, RB 5.000%, 03/01/25	1,835,000	1,852,341
California State, School Finance Authority, RB Callable 02/01/24 @ 100 5.350%, 08/01/24	595,000	621,745
Golden State, Tobacco Securitization, Ser A, RB 4.000%, 06/01/21	1,000,000	1,059,290

		3,533,376

Colorado — 2.6%
Boulder Valley, School District No. Re-2, Ser B, GO 4.000%, 12/01/18	2,000,000	2,017,240

Description	Face Amount	Value
El Paso County, Falcon School District No. 49, Ser A, RB
5.000%, 12/15/24	$525,000	$605,498
5.000%, 12/15/25	460,000	532,588
El Paso County, Falcon School District No. 49, Ser B, RB
5.000%, 12/15/23	250,000	284,990
5.000%, 12/15/24	300,000	345,999
5.000%, 12/15/26	500,000	583,985

		4,370,300

Connecticut — 1.3%
Connecticut State, Ser B, GO Callable 06/15/25 @ 100 5.000%, 06/15/29	2,000,000	2,216,460

District of Columbia — 0.7%
District of Columbia, RB
4.000%, 10/01/20	305,000	308,983
4.000%, 10/01/22	895,000	910,242

		1,219,225

Florida — 1.2%
Florida State, Department of Education, Ser A, RB Callable 07/01/20 @ 101 4.375%, 07/01/30	2,000,000	2,095,600

Idaho — 0.3%
Idaho State, Housing & Finance Association, RB 4.000%, 07/01/26	500,000	515,395

Illinois — 6.2%
Chicago O’Hare International Airport, Ser B, RB Pre-Refunded @ 100 5.500%, 01/01/21 (A)	1,030,000	1,119,105
Illinois State, GO 5.000%, 07/01/19	500,000	512,085
Illinois State, GO, AGM Callable 08/31/18 @ 100 5.000%, 04/01/19	1,000,000	1,002,410
Illinois State, Ser A, GO 5.000%, 12/01/19	3,400,000	3,516,348
Lee & Ogle Counties, Dixon School District No. 170, GO, BAM 4.000%, 01/30/25	760,000	819,432
Railsplitter, Tobacco Settlement Authority, RB 5.250%, 06/01/20	2,410,000	2,547,346
Southern Illinois University, Ser A, RB, NATL 5.250%, 04/01/21	1,000,000	1,065,880

		10,582,606

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Iowa — 0.5%
Hardin County, GO 2.500%, 06/01/19	$925,000	$931,521

Kansas — 1.7%
Geary County, GO
5.000%, 09/01/24	1,240,000	1,400,406
5.000%, 09/01/25	1,300,000	1,481,610

		2,882,016

Louisiana — 1.3%
Louisiana State, Ser D, GO Callable 09/01/26 @ 100 5.000%, 09/01/29	2,000,000	2,291,260

Massachusetts — 0.6%
Fall River, GO 2.000%, 12/01/24	1,015,000	983,241

Michigan — 1.3%
Taylor, Brownfield Redevelopment Authority, RB, NATL Callable 05/01/24 @ 100 4.000%, 05/01/28	1,175,000	1,194,270
Taylor, Tax Increment Finance Authority, Ser A, TA, AGM 3.000%, 05/01/19	1,025,000	1,033,846

		2,228,116

Minnesota — 0.4%
Minnesota State, Housing Finance Agency, Ser A, RB, GNMA Callable 07/01/22 @ 100 2.600%, 09/01/42	719,734	691,765

Missouri — 1.0%
Saint Louis, Municipal Finance, RB, AGM 5.000%, 07/15/22	1,575,000	1,729,145

New Hampshire — 0.7%
Grafton County, GO 3.000%, 07/01/22	1,140,000	1,179,216

New Mexico — 1.3%
New Mexico State, Severance Tax Permanent Fund, Ser B, RB 4.000%, 07/01/23	2,000,000	2,173,580

New York — 2.8%
Dunkirk City, School District, RB, AGM
4.000%, 06/15/21	550,000	582,098
4.000%, 06/15/22	835,000	895,579
New York City, Ser D, GO Callable 02/01/23 @ 100 5.000%, 08/01/27	2,400,000	2,685,144

Description	Face Amount	Value
Niagara County, Tobacco Asset Securitization, RB
5.000%, 05/15/20	$350,000	$369,463
5.000%, 05/15/21	300,000	323,922

		4,856,206

Ohio — 0.6%
Ohio State, Ser A, GO 3.000%, 02/01/19	1,000,000	1,008,100

Oklahoma — 1.7%
Oklahoma State, Housing Finance Agency, RB, GNMA Callable 03/01/23 @ 100 3.750%, 03/01/44	613,129	618,482
University of Oklahoma, Ser C, RB Callable 07/01/25 @ 100 5.000%, 07/01/35	2,000,000	2,257,360

		2,875,842

Puerto Rico — 1.1%
Commonwealth of Puerto Rico, Electric Power Authority, Ser UU, RB Callable 08/31/18 @ 100 2.246%, 07/01/25 (B) (C)	2,000,000	1,197,500
Commonwealth of Puerto Rico, Ser A, GO 5.500%, 07/01/18 (C)	1,825,000	761,937

		1,959,437

Rhode Island — 1.1%
Rhode Island State, Ser A, GO Callable 05/01/27 @ 100 3.000%, 05/01/33	2,000,000	1,881,080

South Carolina — 2.1%
Hilton Head Island, Ser C, GO Callable 03/01/26 @ 100
2.250%, 03/01/33	530,000	451,051
2.125%, 03/01/32	520,000	446,425
2.000%, 03/01/30	495,000	431,309
2.000%, 03/01/31	5,000	4,298
South Carolina State, Ser F, GO Callable 06/01/26 @ 100 2.000%, 06/01/27	2,380,000	2,238,509

		3,571,592

Tennessee — 2.3%
Memphis, Ser A, GO 2.000%, 04/01/19	2,000,000	2,007,500
Memphis-Shelby County, Sports Authority, Ser A, RB Callable 11/01/19 @ 100 5.000%, 11/01/22	1,800,000	1,872,270

		3,879,770

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Texas — 46.2%
Alamo, Community College District, Ser A, RB 3.000%, 11/01/19	$2,000,000	$2,036,400
Andrews County, Hospital District, GO 2.750%, 03/15/20	1,250,000	1,268,450
Andrews County, Hospital District, GO, AGM 2.500%, 03/15/19	1,215,000	1,221,780
Bexar County, GO Callable 06/15/26 @ 100 3.000%, 06/15/41	2,000,000	1,745,160
Capital Area, Cultural Education Facilities Finance, Roman Catholic Diocese, RB 5.125%, 04/01/20	685,000	717,654
Central Texas, Turnpike System, Ser C, RB 5.000%, 08/15/24	750,000	847,710
Clifton, Higher Education Finance, Idea Public Schools Project, RB 4.800%, 08/15/21 (D)	410,000	426,765
Clifton, Higher Education Finance, RB, PSF-GTD 5.000%, 08/15/24	1,185,000	1,355,012
Clifton, Higher Education Finance, RB, PSF-GTD Callable 08/15/24 @ 100 5.000%, 08/15/25	700,000	797,055
Clifton, Higher Education Finance, Ser A, RB 3.375%, 12/01/24	1,710,000	1,721,115
Clifton, Higher Education Finance, Ser B, RB
5.000%, 08/15/25	460,000	520,453
4.000%, 08/15/22	525,000	556,085
4.000%, 08/15/23	500,000	532,840
College Station, GO Callable 08/31/18 @ 100 4.000%, 02/15/19	1,000,000	1,002,110
Dallas Area, Rapid Transit, Ser A, RB 5.000%, 12/01/22	1,000,000	1,123,390
Dallas County, Community College District, GO 5.000%, 02/15/19	2,000,000	2,038,520
Dallas/Fort Worth, International Airport, Ser B, RB 5.000%, 11/01/19	1,000,000	1,041,670
Dallas/Fort Worth, International Airport, Ser F, RB Callable 11/01/23 @ 100 5.250%, 11/01/30	2,000,000	2,257,280

Description	Face Amount	Value
Denton City, GO Callable 02/15/26 @ 100
3.000%, 02/15/29	$1,845,000	$1,858,635
3.000%, 02/15/30	1,855,000	1,840,661
Denton County, GO 4.000%, 07/15/25	1,000,000	1,105,260
Downtown Redevelopment Authority, TA, BAM 5.000%, 09/01/25	1,000,000	1,133,520
Downtown Redevelopment Authority, TA, BAM Callable 09/01/25 @ 100 5.000%, 09/01/29	1,000,000	1,142,460
El Paso City, GO Pre-Refunded @ 100 5.500%, 08/15/19 (A)	1,000,000	1,040,440
El Paso County, Hospital District, GO 5.000%, 08/15/25	3,070,000	3,444,417
Georgetown, Utility System Revenue, RB Callable 08/15/26 @ 100 4.000%, 08/15/29	1,000,000	1,078,340
Grand Prairie, Independent School District, Ser B, GO Callable 08/15/26 @ 100 3.000%, 02/15/29	2,000,000	1,989,240
Greenville, Electric Utility System, RB Callable 02/15/19 @ 100 5.000%, 02/15/20	1,000,000	1,018,290
Harris County, Cultural Education Facilities Finance, Texas Children’s Hospital Project, RB Callable 10/01/19 @ 100 5.500%, 10/01/39	1,000,000	1,044,180
Houston, Higher Education Finance, Ser A, RB, PSF-GTD 4.000%, 02/15/22	1,005,000	1,068,677
Houston, Independent School District, GO, PSF-GTD Callable 02/15/27 @ 100 5.000%, 02/15/28	1,000,000	1,180,140
Irving, Hotel Occupancy Project, GO Pre-Refunded @ 100 5.000%, 02/15/19 (A)	1,000,000	1,019,430
Kaufman County, GO, AGM 3.000%, 02/15/22	1,000,000	1,022,610
La Vernia, Higher Education Finance, Ser A, RB 4.200%, 08/15/25	750,000	755,812
La Vernia, Higher Education Finance, Ser A, RB Callable 08/15/24 @ 100 5.250%, 08/15/35	3,435,000	3,538,668

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Love Field, Airport Modernization, Southwest Airlines Project, RB Callable 11/01/20 @ 100 5.250%, 11/01/40	$2,500,000	$2,650,925
Love Field, Airport Modernization, AMT, RB 5.000%, 11/01/22	1,000,000	1,109,050
New Hope, Cultural Education Facilities, RB
5.000%, 04/01/21	355,000	378,292
4.000%, 04/01/19	200,000	202,714
4.000%, 04/01/20	210,000	216,382
North Harris County, Regional Water Authority, RB 3.000%, 12/15/20	1,000,000	1,026,530
North Texas, Tollway Authority, Ser 2005-C, RB Pre-Refunded @ 100 5.250%, 01/01/19 (A)	1,015,000	1,031,352
Olmos Park, Higher Education Facilities, RB 2.000%, 12/01/18	3,000,000	3,003,780
Polk County, GO, AGM 3.000%, 08/15/19	1,000,000	1,015,460
Round Rock, Independent School District, School Building Project, GO Callable 08/31/18 @ 100 5.000%, 08/01/28	1,000,000	1,002,850
San Antonio, Education Facilities, RB Callable 06/01/23 @ 100 5.000%, 06/01/25	1,200,000	1,352,556
San Antonio, GO 5.000%, 02/01/22	1,000,000	1,104,410
San Antonio, Public Facilities, RB Callable 09/15/22 @ 100 5.000%, 09/15/26	2,000,000	2,213,520
Texas A&M University, Permanent University Fund, Ser B, RB Callable 07/01/25 @ 100 5.000%, 07/01/34	1,000,000	1,149,590
Texas State, College Student Loan, GO Callable 08/01/20 @ 100
5.000%, 08/01/21	1,000,000	1,064,530
4.625%, 08/01/30	1,200,000	1,231,668
Texas State, Highway Improvement, GO 5.000%, 04/01/22	2,500,000	2,769,225
Texas State, Public Finance Authority, Financing System, Texas Southern University, RB
5.625%, 05/01/21	1,440,000	1,550,736
5.375%, 05/01/20	1,365,000	1,429,715
5.250%, 05/01/19	1,300,000	1,327,222

Description	Face Amount/ Shares	Value
Texas State, Public Finance Authority, New Frontiers School, Ser A, RB Callable 08/15/20 @ 100 5.800%, 08/15/40	$1,100,000	$1,147,520
Texas State, Public Finance Authority, RB, BAM 5.000%, 11/01/21	1,400,000	1,527,218
Texas State, University System, Ser A, RB 5.000%, 03/15/21	1,000,000	1,080,430
Texas State, Water Financial Assistance, Ser B, GO Callable 08/02/18 @ 100 5.000%, 08/01/26	2,010,000	2,010,000

		79,085,904

Utah — 0.6%
Utah State, GO 5.000%, 07/01/19	1,000,000	1,032,100

Virginia — 3.8%
Fairfax County, Sewer Authority, RB Pre-Refunded @ 100 4.000%, 07/15/19 (A)	1,500,000	1,535,475
Virginia Commonwealth, Housing Development Authority, Sub-Ser C-3, RB 2.150%, 04/01/21	3,000,000	3,012,360
Virginia Commonwealth, Transportation Board, RB 4.000%, 03/15/19	2,000,000	2,031,940

		6,579,775

Wisconsin — 1.2%
Green Bay City, Ser A, GO Callable 04/01/26 @ 100 3.125%, 04/01/35	500,000	480,135
Oshkosh City, Ser H, GO Callable 08/01/24 @ 100 2.375%, 08/01/30	585,000	533,257
Wisconsin State, Ser B, GO Pre-Refunded @ 100 4.500%, 05/01/21 (A)	1,000,000	1,073,140

		2,086,532

Total Municipal Bonds (Cost $154,241,994)		152,895,982

CASH EQUIVALENT — 9.7%
Federated Government Obligations Fund, Cl I, 1.780%* (Cost $16,505,503)	16,505,503	16,505,503

Total Investments — 99.0% (Cost $170,747,497)		$169,401,485

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

FROST MUNICIPAL BOND FUND

Percentages are based on Net Assets of $171,176,271.

*	Rate shown is the 7-day effective yield as of July 31, 2018.
(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based prevailing interest rates.
(C)	Security in default on interest payments.
(D)	Security is escrowed to maturity.

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual

Cl — Class

GNMA — Government National Mortgage Association

GO — General Obligation

NATL — National Public Finance Guaranty Corporation

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

The following is a list of the level of inputs used as of July 31, 2018 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$152,895,982	$—	$152,895,982
Cash Equivalent	16,505,503	—	—	16,505,503

Total Investments in Securities	$16,505,503	$152,895,982	$—	$169,401,485

For the year ended July 31, 2018, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 assets and liabilities.

For the year ended July 31, 2018, there have been no Level 3 investments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

STATEMENTS OF ASSETS AND LIABILITIES

	Growth Equity Fund	Value Equity Fund	Mid Cap Equity Fund

Assets:
Investments at Value	$318,605,419	$101,923,393	$13,586,401
Receivable for Investment Securities Sold	—	463,721	—
Receivable for Capital Shares Sold	259,590	—	—
Dividends and Interest Receivable	153,586	117,917	5,030
Foreign Tax Reclaim Receivable	—	72,806	—
Prepaid Expenses	22,471	17,788	16,137

Total Assets	319,041,066	102,595,625	13,607,568

Liabilities:
Payable for Investment Securities Purchased	—	261,669	22,530
Payable for Capital Shares Redeemed	46,855	79,471	—
Payable Due to Investment Adviser	136,255	43,291	5,745
Professional Fees Payable	27,059	25,557	24,937
Payable Due to Administrator	20,629	6,554	870
Payable Due to Distributor — Investor Class Shares	9,858	3,317	203
Transfer Agent Fees Payable	9,462	6,368	5,023
Payable Due to Trustees	2,244	724	97
Chief Compliance Officer Fees Payable	608	196	26
Pricing Fees Payable	359	177	140
Other Accrued Expenses	13,136	3,383	1,562

Total Liabilities	266,465	430,707	61,133

Net Assets	$318,774,601	$102,164,918	$13,546,435

NET ASSETS:
Paid-in Capital	$134,864,425	$81,566,560	$10,164,702
Undistributed Net Investment Income	416,952	125,583	10,912
Accumulated Net Realized Gain on Investments	32,839,244	3,200,931	1,446,243
Net Unrealized Appreciation on Investments	150,653,980	17,271,844	1,924,578

Net Assets	$318,774,601	$102,164,918	$13,546,435

Institutional Class Shares:
Net Assets	$272,509,100	$72,653,101	$12,701,441
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	18,810,006	7,918,899	1,274,335
Net Asset Value, Offering and Redemption Price Per Share	$14.49	$9.17	$9.97

Investor Shares:
Net Assets	$46,265,501	$29,511,817	$844,994
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,236,375	3,223,142	86,054
Net Asset Value, Offering and Redemption Price Per Share	$14.30	$9.16	$9.82

Cost of Investments	$167,951,439	$84,651,549	$11,661,823

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

STATEMENTS OF ASSETS AND LIABILITIES

	Total Return Bond Fund*	Credit Fund*	Low Duration Bond Fund	Municipal Bond Fund
Assets:
Investments at Value	$2,718,787,874	$205,478,573	$290,715,851	$169,401,485
Repurchase Agreements at Value	74,000,000	5,000,000	21,000,000	—
Cash	4,063	333	1,083	—
Receivable for Investment Securities Sold	731,774	—	85,859	—
Receivable for Capital Shares Sold	5,278,436	49,720	405,787	8,000
Dividends and Interest Receivable	16,881,441	1,617,644	787,403	1,842,349
Prepaid Expenses	58,919	22,453	22,325	18,247

Total Assets	2,815,742,507	212,168,723	313,018,308	171,270,081

Liabilities:
Payable for Investment Securities Purchased	89,880,475	1,000,333	4,000,803	—
Payable for Capital Shares Redeemed	611,253	31,493	103,215	—
Payable Due to Investment Adviser	802,627	86,899	77,517	36,304
Shareholder Servicing Fees Payable — A Class Shares	21	16	—	—
Professional Fee Payable	57,506	39,979	26,972	26,048
Payable Due to Administrator	173,584	13,539	19,559	10,992
Payable Due to Distributor — Investor Class Shares	74,080	2,762	5,526	810
Payable Due to Distributor — A Class Shares	34	27	—	—
Transfer Agent Fees Payable	69,418	12,201	9,332	7,479
Pricing Fees Payable	37,056	16,306	5,013	4,945
Payable Due to Trustees	19,242	1,498	2,157	1,221
Chief Compliance Officer Fees Payable	5,213	406	584	331
Other Accrued Expenses	133,122	10,223	12,889	5,680

Total Liabilities	91,863,631	1,215,682	4,263,567	93,810

Net Assets	$2,723,878,876	$210,953,041	$308,754,741	$171,176,271

NET ASSETS:
Paid-in Capital	$2,800,035,980	$212,910,792	$312,592,260	$172,299,513
Undistributed (Distributions in Excess of) Net Investment Income	126,934	(4)	7	176,543
Accumulated Net Realized Gain (Loss) on Investments	(7,946,931)	494,714	(1,566,368)	46,227
Net Unrealized Depreciation on Investments	(68,337,107)	(2,452,461)	(2,271,158)	(1,346,012)

Net Assets	$2,723,878,876	$210,953,041	$308,754,741	$171,176,271

Institutional Class Shares:
Net Assets	$2,349,387,667	$197,014,290	$280,518,767	$167,105,051
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	228,508,661	20,147,086	27,676,161	16,386,810
Net Asset Value, Offering and Redemption Price Per Share	$10.28	$9.78	$10.14	$10.20

Investor Class Shares:
Net Assets	$374,297,744	$13,779,285	$28,235,974	$4,071,220
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	36,421,852	1,411,051	2,785,254	399,280
Net Asset Value, Offering and Redemption Price Per Share	$10.28	$9.77	$10.14	$10.20

A Class Shares:
Net Assets	$193,465	$159,466	n/a	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	18,828	16,334	n/a	n/a
Net Asset Value, Offering and Redemption Price Per Share	$10.28	$9.76	n/a	n/a

Cost of Investments	$2,787,124,981	$207,931,034	$292,987,009	$170,747,497
Cost of Repurchase Agreements	74,000,000	5,000,000	21,000,000	—

* A Class Shares commenced operations on June 1, 2018.

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 1 8

STATEMENTS OF OPERATIONS

	Growth Equity Fund	Value Equity Fund	Mid Cap Equity Fund

Investment Income:
Dividend Income	$2,731,820	$2,403,174	$185,199
Interest income	—	—	3,319
Foreign Taxes Withheld	(6,118)	(33,723)	—

Total Investment Income	2,725,702	2,369,451	188,518

Expenses:
Investment Advisory Fees	1,528,589	554,045	67,901
Administration Fees	242,745	88,089	10,752
Distribution Fees — Investor Class Shares	108,418	74,549	3,855
Trustees’ Fees	8,545	2,863	383
Chief Compliance Officer Fees	1,926	729	263
Transfer Agent Fees	54,898	36,519	29,379
Professional Fees	33,877	28,110	25,288
Registration Fees	38,446	32,593	31,616
Printing Fees	14,963	3,430	2,371
Custodian Fees	12,975	4,369	5,000
Interest Expense on Borrowings	181	1,901	91
Insurance and Other Expenses	16,279	7,521	2,371

Total Expenses	2,061,842	834,718	179,270
Less: Fees Paid Indirectly	(508)	(302)	(45)

Net Expenses	2,061,334	834,416	179,225

Net Investment Income	664,368	1,535,035	9,293

Net Realized Gain on Investments	33,368,761	9,237,700	3,020,386
Net Change in Unrealized Appreciation (Depreciation) on Investments	32,239,079	(1,081,765)	(1,312,160)

Net Realized and Unrealized Gain on Investments	65,607,840	8,155,935	1,708,226

Increase in Net Assets Resulting from Operations	$66,272,208	$9,690,970	$1,717,519

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 1 8

STATEMENTS OF OPERATIONS

	Total Return Bond Fund*	Credit Fund*	Low Duration Bond Fund	Municipal Bond Fund

Investment Income:
Interest Income	$101,675,224	$12,433,527	$6,657,236	$5,564,994
Dividend Income	24,124	8,393	9,791	83,772

Total Investment Income	101,699,348	12,441,920	6,667,027	5,648,766

Expenses:
Investment Advisory Fees	8,742,252	991,211	878,595	709,707
Administration Fees	2,026,312	158,296	238,007	167,720
Shareholder Servicing fees — A Class Shares	21	16	n/a	n/a
Distribution Fees — Investor Class Shares	872,087	34,023	70,177	10,990
Distribution Fees — A Class Shares	34	27	n/a	n/a
Trustees’ Fees	71,605	5,521	8,388	5,931
Chief Compliance Officer Fees	14,807	1,309	1,892	1,381
Transfer Agent Fees	279,525	49,250	54,097	45,593
Registration Fees	151,793	40,717	37,787	32,971
Professional Fees	118,471	48,377	35,924	32,747
Printing Fees	140,640	11,778	13,696	7,183
Custodian Fees	98,859	8,073	11,737	7,872
Interest Expense on Borrowings	—	—	—	34,964
Insurance and Other Expenses	249,535	68,706	33,017	33,130

Total Expenses	12,765,941	1,417,304	1,383,317	1,090,189
Less: Investment Advisory Fees Waived	—	—	—	(202,772)
Less: Fees Paid Indirectly	(29,730)	(398)	(456)	(69)

Net Expenses	12,736,211	1,416,906	1,382,861	887,348

Net Investment Income	88,963,137	11,025,014	5,284,166	4,761,418

Net Realized Gain (Loss) on Investments	(8,007,969)	143,433	(153,257)	8,195
Net Change in Unrealized Appreciation (Depreciation) on Investments	(41,651,057)	(3,859,447)	(2,975,578)	(4,819,396)

Net Realized and Unrealized Loss on Investments	(49,659,026)	(3,716,014)	(3,128,835)	(4,811,201)

Increase (Decrease) in Net Assets Resulting from Operations	$39,304,111	$7,309,000	$2,155,331	$(49,783)

* A Class Shares commenced operations on June 1, 2018.

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

This page is intentionally left blank.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Equity Fund
	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations:
Net Investment Income (Loss)	$664,368	$843,720
Net Realized Gain on Investments	33,368,761	69,092,532
Net Change in Unrealized Appreciation (Depreciation) on Investments	32,239,079	(8,843,112)

Net Increase in Net Assets Resulting from Operations	66,272,208	61,093,140

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(576,433)	(571,284)
Investor Class Shares	(94,857)	—
Realized Capital Gains:
Institutional Class Shares	(58,411,154)	(32,490,322)
Investor Class Shares	(9,548,393)	(5,772,752)

Total Dividends and Distributions	(68,630,837)	(38,834,358)

Capital Share Transactions:
Institutional Class Shares:
Issued	41,210,427	28,932,334
Reinvestment of Dividends	20,367,190	9,565,805
Redeemed	(38,492,242)	(155,554,704)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	23,085,375	(117,056,565)

Investor Class Shares:
Issued	3,402,574	1,358,034
Reinvestment of Dividends	6,947,111	4,167,072
Redeemed	(4,264,191)	(31,937,509)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	6,085,494	(26,412,403)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	29,170,869	(143,468,968)

Total Increase (Decrease) in Net Assets	26,812,240	(121,210,186)

Net assets:
Beginning of Year	291,962,361	413,172,547

End of Year	$318,774,601	$291,962,361

Undistributed (Distributions in Excess of) Net Investment Income	$416,952	$418,986

Share Transactions:
Institutional Class Shares:
Issued	2,952,620	2,131,922
Reinvestment of Dividends	1,596,207	759,850
Redeemed	(2,715,465)	(11,555,977)

Total Increase (Decrease) in Institutional Class Shares	1,833,362	(8,664,205)

Investor Class Shares:
Issued	243,116	99,491
Reinvestment of Dividends	550,939	333,900
Redeemed	(298,178)	(2,446,306)

Total Increase (Decrease) in Investor Class Shares	495,877	(2,012,915)

Net Increase (Decrease) in Shares Outstanding	2,329,239	(10,677,120)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Value Equity Fund		Mid Cap Equity Fund
Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2018	Year Ended July 31, 2017

$1,535,035	$5,855,311	$9,293	$(34,414)
9,237,700	39,991,925	3,020,386	905,025
(1,081,765)	(5,280,329)	(1,312,160)	1,268,966

9,690,970	40,566,907	1,717,519	2,139,577

(1,158,090)	(5,170,811)	—	—
(375,793)	(771,712)	—	—

(5,430,499)	(46,736,109)	(2,273,805)	(641,782)
(2,005,120)	(8,387,506)	(120,280)	(237,334)

(8,969,502)	(61,066,138)	(2,394,085)	(879,116)

8,983,753	25,557,553	3,541,307	1,922,022
3,431,639	17,323,599	119,530	34,805
(28,751,664)	(252,646,945)	(864,128)	(2,743,444)

(16,336,272)	(209,765,793)	2,796,709	(786,617)

2,265,428	1,073,409	2,046,273	2,440,322
2,126,847	6,362,803	103,455	235,783
(3,831,632)	(35,916,528)	(7,860,527)	(10,260)

560,643	(28,480,316)	(5,710,799)	2,665,845

(15,775,629)	(238,246,109)	(2,914,090)	1,879,228

(15,054,161)	(258,745,340)	(3,590,656)	3,139,689

117,219,079	375,964,419	17,137,091	13,997,402

$102,164,918	$117,219,079	$13,546,435	$17,137,091

$125,583	$272,198	$10,912	$(2)

976,635	2,543,453	353,152	188,697
377,430	1,850,565	12,425	3,530
(3,150,603)	(26,158,551)	(87,261)	(270,271)

(1,796,538)	(21,764,533)	278,316	(78,044)

251,206	106,897	199,222	246,434
234,404	676,863	10,901	24,183
(413,577)	(3,685,220)	(744,833)	(1,000)

72,033	(2,901,460)	(534,710)	269,617

(1,724,505)	(24,665,993)	(256,394)	191,573

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Total Return Bond Fund*
	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations:
Net Investment Income	$88,963,137	$73,196,858
Net Realized Gain (Loss) on Investments	(8,007,969)	3,605,263
Net Change in Unrealized Appreciation (Depreciation) on Investments	(41,651,057)	(4,956,749)

Net Increase (Decrease) in Net Assets Resulting from Operations	39,304,111	71,845,372

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(76,909,989)	(62,586,519)
Investor Class Shares	(11,600,640)	(9,688,012)
A Class Shares	(470)	—
Realized Capital Gains:
Institutional Class Shares	(3,295,504)	(2,053,909)
Investor Class Shares	(546,849)	(339,754)
Return of Capital:
Institutional Class Shares	—	—
Investor Class Shares	—	—

Total Dividends and Distributions	(92,353,452)	(74,668,194)

Capital Share Transactions:
Institutional Class Shares:
Issued	783,733,743	641,388,497
Reinvestment of Dividends	32,030,991	24,027,798
Redeemed	(338,896,091)	(351,216,867)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	476,868,643	314,199,428

Investor Class Shares:
Issued	167,263,691	159,242,025
Reinvestment of Dividends	9,568,814	7,759,064
Redeemed	(119,864,338)	(102,279,015)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	56,968,167	64,722,074

A Class Shares:
Issued	193,177	—
Reinvestment of Dividends	470	—
Redeemed	(55)	—

Net Increase in Net Assets from A Class Share Transactions	193,592	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	534,030,402	378,921,502

Total Increase (Decrease) in Net Assets	480,981,061	376,098,680

Net assets:
Beginning of Year	2,242,897,815	1,866,799,135

End of Year	$2,723,878,876	$2,242,897,815

Undistributed (Distributions in Excess of) Net Investment Income	$126,934	$546,589

Share Transactions:
Institutional Class Shares:
Issued	75,396,793	61,311,369
Reinvestment of Dividends	3,087,124	2,298,610
Redeemed	(32,652,517)	(33,560,263)

Total Increase (Decrease) in Institutional Class Shares	45,831,400	30,049,716

Investor Class Shares:
Issued	16,093,674	15,206,239
Reinvestment of Dividends	922,827	742,553
Redeemed	(11,537,392)	(9,787,254)

Total Increase (Decrease) in Investor Class Shares	5,479,109	6,161,538

A Class Shares:
Issued	18,787	—
Reinvestment of Dividends	46	—
Redeemed	(5)	—

Total Increase in A Class Shares	18,828	—

Net Increase (Decrease) in Shares Outstanding	51,329,337	36,211,254

* A Class Shares commenced operations on June 1, 2018.

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Credit Fund*		Low Duration Bond Fund		Municipal Bond Fund
Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2018	Year Ended July 31, 2017

$11,025,014	$8,644,817	$5,284,166	$4,503,328	$4,761,418	$6,213,881
143,433	852,135	(153,257)	80,166	8,195	777,331
(3,859,447)	3,947,141	(2,975,578)	(805,064)	(4,819,396)	(7,249,584)

7,309,000	13,444,093	2,155,331	3,778,430	(49,783)	(258,372)

(8,641,359)	(7,228,675)	(4,888,861)	(4,100,698)	(4,671,321)	(6,070,149)
(614,795)	(587,409)	(443,581)	(345,758)	(92,080)	(110,550)
(643)	—	n/a	n/a	n/a	n/a

(2,203,420)	—	—	—	(852,206)	—
(187,156)	—	—	—	(14,332)	—

—	—	(111,690)	—	—	—
—	—	(11,840)	—	—	—

(11,647,373)	(7,816,084)	(5,455,972)	(4,446,456)	(5,629,939)	(6,180,699)

58,184,554	44,020,776	76,400,966	92,850,203	39,493,154	91,196,000
1,419,839	455,414	1,030,885	657,452	595,215	323,643
(21,772,368)	(15,861,466)	(38,495,761)	(63,039,725)	(127,013,223)	(91,292,639)

37,832,025	28,614,724	38,936,090	30,467,930	(86,924,854)	227,004

4,662,889	6,934,684	2,671,237	12,788,702	765,142	275,367
559,033	407,377	295,500	207,905	93,608	97,731
(4,448,860)	(5,018,234)	(2,739,594)	(4,289,989)	(2,123,789)	(243,714)

773,062	2,323,827	227,143	8,706,618	(1,265,039)	129,384

159,100	—	n/a	n/a	n/a	n/a
643	—	n/a	n/a	n/a	n/a
—	—	n/a	n/a	n/a	n/a

159,743	—	n/a	n/a	n/a	n/a

38,764,830	30,938,551	39,163,233	39,174,548	(88,189,893)	356,388

34,426,457	36,566,560	35,862,592	38,506,522	(93,869,615)	(6,082,683)

176,526,584	139,960,024	272,892,149	234,385,627	265,045,886	271,128,569

$210,953,041	$176,526,584	$308,754,741	$272,892,149	$171,176,271	$265,045,886

$(4)	$55,792	$7	$40,182	$176,543	$216,782

5,869,022	4,466,388	7,489,171	9,069,209	3,847,524	8,745,431
143,349	46,400	101,247	64,215	57,841	31,047
(2,197,771)	(1,614,873)	(3,777,209)	(6,154,850)	(12,326,165)	(8,789,970)

3,814,600	2,897,915	3,813,209	2,978,574	(8,420,800)	(13,492)

468,887	699,845	262,191	1,247,468	74,791	26,323
56,533	41,535	29,010	20,302	9,118	9,381
(448,778)	(505,136)	(268,399)	(418,886)	(204,633)	(23,366)

76,642	236,244	22,802	848,884	(120,724)	12,338

16,268	—	n/a	n/a	n/a	n/a
66	—	n/a	n/a	n/a	n/a
—	—	n/a	n/a	n/a	n/a

16,334	—	n/a	n/a	n/a	n/a

3,907,576	3,134,159	3,836,011	3,827,458	(8,541,524)	(1,154)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends From Net Investment Income	Distributions From Net Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Growth Equity Fund
Institutional Class Shares
2018	$14.82	$0.04	$3.18	$3.22	$(0.03)	$(3.52)	$(3.55)	$14.49	25.05%	$272,509	0.65%	0.65%	0.26%	15%
2017	13.61	0.04	2.51	2.55	(0.02)	(1.32)	(1.34)	14.82	20.54	251,675	0.79	0.79	0.27	16
2016	15.61	0.02	(0.32)	(0.30)	(0.02)	(1.68)	(1.70)	13.61	(1.72)	348,935	0.80	0.80	0.11	23
2015	14.49	0.03	2.00	2.03	(0.03)	(0.88)	(0.91)	15.61	14.45	388,998	0.80	0.80	0.21	19
2014	12.58	0.02	2.42	2.44	(0.02)	(0.51)	(0.53)	14.49	19.81 ††	372,380	0.80	0.85	0.15	28
Investor Class Shares
2018	$14.70	$—	$3.15	$3.15	$(0.03)	$(3.52)	$(3.55)	$14.30	24.72%	$46,266	0.90%	0.90%	0.01%	15%
2017	13.51	0.01	2.50	2.51	—	(1.32)	(1.32)	14.70	20.33	40,287	1.04	1.04	0.04	16
2016	15.53	(0.02)	(0.32)	(0.34)	—	(1.68)	(1.68)	13.51	(2.01)	64,238	1.05	1.05	(0.14)	23
2015	14.43	(0.01)	1.99	1.98	—	(0.88)	(0.88)	15.53	14.17	64,522	1.05	1.05	(0.03)	19
2014	12.55	(0.01)	2.40	2.39	—	(0.51)	(0.51)	14.43	19.47 ††	63,438	1.05	1.11	(0.08)	28

Value Equity Fund
Institutional Class Shares
2018	$9.11	$0.14	$0.70	$0.84	$(0.14)	$(0.64)	$(0.78)	$9.17	9.37%	$72,653	0.70%	0.70%	1.50%	26%
2017	10.02	0.19	1.19	1.38	(0.19)	(2.10)	(2.29)	9.11	14.48	88,541	0.80	0.80	1.90	35
2016	11.20	0.15	(0.16)‡	(0.01)	(0.15)	(1.02)	(1.17)	10.02	0.55	315,388	0.80	0.80	1.54	52
2015	11.18	0.15	1.04	1.19	(0.16)	(1.01)	(1.17)	11.20	11.14	273,297	0.80	0.80	1.37	53
2014	10.83	0.18	1.46	1.64	(0.18)	(1.11)	(1.29)	11.18	16.28 ††	254,952	0.81	0.86	1.67	52
Investor Class Shares
2018	$9.10	$0.11	$0.71	$0.82	$(0.12)	$(0.64)	$(0.76)	$9.16	9.16%	$29,512	0.95%	0.95%	1.23%	26%
2017	10.01	0.17	1.18	1.35	(0.16)	(2.10)	(2.26)	9.10	14.20	28,678	1.05	1.05	1.69	35
2016	11.19	0.13	(0.17)‡	(0.04)	(0.12)	(1.02)	(1.14)	10.01	0.30	60,576	1.05	1.05	1.29	52
2015	11.17	0.13	1.03	1.16	(0.13)	(1.01)	(1.14)	11.19	10.90	57,837	1.05	1.05	1.13	53
2014	10.82	0.16	1.45	1.61	(0.15)	(1.11)	(1.26)	11.17	16.00 ††	56,817	1.06	1.11	1.42	52

Mid Cap Equity Fund
Institutional Class Shares
2018	$10.65	$0.01	$1.41	$1.42	$—	$(2.10)	$(2.10)	$9.97	14.09%	$12,701	1.34%	1.34%	0.08%	55%
2017	9.85	(0.01)	1.48	1.47	—	(0.67)	(0.67)	10.65	15.47	10,606	1.36	1.36	(0.15)	38
2016	13.73	(0.06)	(1.30)	(1.36)	—	(2.52)	(2.52)	9.85	(9.08)	10,576	1.45	1.45	(0.57)	102
2015	14.57	(0.15)	1.91	1.76	—	(2.60)	(2.60)	13.73	14.26	15,971	1.47 (2)	1.42	(1.08)	80
2014	13.68	(0.12)	1.93	1.81	—	(0.92)	(0.92)	14.57	13.56	26,824	1.33	1.33	(0.86)	58
Investor Class Shares
2018	$10.52	$—	$1.40	$1.40	$—	$(2.10)	$(2.10)	$9.82	14.04%	$845	1.52%	1.52%	0.01%	55%
2017	9.74	(0.04)	1.49	1.45	—	(0.67)	(0.67)	10.52	15.43	6,531	1.62	1.62	(0.41)	38
2016	13.65	(0.04)	(1.35)	(1.39)	—	(2.52)	(2.52)	9.74	(9.38)	3,421	1.73	1.73	(0.43)	102
2015	14.53	(0.19)	1.91	1.72	—	(2.60)	(2.60)	13.65	14.01	583	1.74 (2)	1.70	(1.39)	80
2014	13.67	(0.16)	1.94	1.78	—	(0.92)	(0.92)	14.53	13.35	415	1.58	1.58	(1.11)	58

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Per share data calculated using the average shares method.
(2)	Ratio includes previously waived investment advisory fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year or Period

For the Years or Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends From Net Investment Income	Distributions From Net Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Total Return Bond Fund
Institutional Class Shares
2018	$10.50	$0.37	$(0.20)	$0.17	$(0.37)	$(0.02)	$(0.39)	$10.28	1.60%	$2,349,388	0.48%	0.48%	3.60%	15%
2017	10.52	0.39	(0.02)	0.37	(0.38)	(0.01)	(0.39)	10.50	3.63	1,918,126	0.51	0.51	3.68	24
2016	10.56	0.41	—	0.41	(0.40)	(0.05)	(0.45)	10.52	4.02	1,606,097	0.52	0.52	3.90	32
2015	10.90	0.38	(0.21)	0.17	(0.38)	(0.13)	(0.51)	10.56	1.58	1,565,895	0.51	0.51	3.51	49
2014	10.81	0.43	0.22	0.65	(0.43)	(0.13)	(0.56)	10.90	6.22 ††	1,062,644	0.50	0.54	3.93	35
Investor Class Shares
2018	$10.50	$0.35	$(0.21)	$0.14	$(0.34)	$(0.02)	$(0.36)	$10.28	1.35%	$374,298	0.73%	0.73%	3.35%	15%
2017	10.52	0.36	(0.02)	0.34	(0.35)	(0.01)	(0.36)	10.50	3.37	324,772	0.76	0.76	3.43	24
2016	10.56	0.38	—	0.38	(0.37)	(0.05)	(0.42)	10.52	3.76	260,702	0.77	0.77	3.65	32
2015	10.90	0.35	(0.20)	0.15	(0.36)	(0.13)	(0.49)	10.56	1.33	253,157	0.75	0.75	3.26	49
2014	10.81	0.40	0.23	0.63	(0.41)	(0.13)	(0.54)	10.90	5.96 ††	170,438	0.75	0.79	3.68	35
A Class Shares
2018(a)	$10.29	$0.05	$(0.01)	$0.04	$(0.05)	$—	$(0.05)	$10.28	0.44%	$193	0.88%*	0.88%*	3.05%*	15%**

Credit Fund
Institutional Class Shares
2018	$9.99	$0.56	$(0.17)	$0.39	$(0.47)	$(0.13)	$(0.60)	$9.78	3.96%	$197,014	0.71%	0.71%	5.67%	33%
2017	9.63	0.55	0.30	0.85	(0.49)	—	(0.49)	9.99	9.08	163,210	0.81	0.81	5.57	27
2016	9.86	0.49	(0.24)	0.25	(0.48)^	—	(0.48)	9.63	2.79	129,395	0.83	0.83	5.27	36
2015	10.27	0.49	(0.34)	0.15	(0.49)	(0.07)	(0.56)	9.86	1.45	88,349	0.84	0.84	4.83	47
2014	10.01	0.47	0.26	0.73	(0.45)	(0.02)	(0.47)	10.27	7.36 ††	81,336	0.91	0.91	4.58	38
Investor Class Shares
2018	$9.98	$0.54	$(0.18)	$0.36	$(0.44)	$(0.13)	$(0.57)	$9.77	3.71%	$13,779	0.96%	0.96%	5.41%	33%
2017	9.62	0.52	0.31	0.83	(0.47)	—	(0.47)	9.98	8.82	13,317	1.06	1.06	5.28	27
2016	9.85	0.47	(0.25)	0.22	(0.45)^	—	(0.45)	9.62	2.54	10,565	1.08	1.08	5.02	36
2015	10.26	0.46	(0.34)	0.12	(0.46)	(0.07)	(0.53)	9.85	1.19	9,671	1.08	1.08	4.58	47
2014	10.00	0.44	0.26	0.70	(0.42)	(0.02)	(0.44)	10.26	7.11 ††	9,164	1.17	1.17	4.33	38
A Class Shares
2018(a)	$9.80	$0.08	$(0.04)	$0.04	$(0.08)	$—	$(0.08)	$9.76	0.36%	$160	1.11%*	1.11%*	4.68%*	33%**

Low Duration Bond Fund
Institutional Class Shares
2018	$10.25	$0.19	$(0.11)	$0.08	$(0.19)^	$—	$(0.19)	$10.14	0.80%	$280,519	0.45%	0.45%	1.83%	20%
2017	10.28	0.18	(0.03)	0.15	(0.18)	—	(0.18)	10.25	1.48	244,575	0.46	0.46	1.80	26
2016	10.30	0.16	(0.01)	0.15	(0.17)	—	(0.17)	10.28	1.43	214,708	0.51	0.51	1.58	36
2015	10.30	0.13	—	0.13	(0.13)	—	(0.13)	10.30	1.30	214,904	0.52	0.52	1.29	52
2014	10.48	0.15	(0.03)	0.12	(0.15)	(0.15)	(0.30)	10.30	1.19 ††	203,195	0.52	0.58	1.46	29
Investor Class Shares
2018	$10.25	$0.16	$(0.10)	$0.06	$(0.17)^	$—	$(0.17)	$10.14	0.54%	$28,236	0.70%	0.70%	1.58%	20%
2017	10.28	0.16	(0.03)	0.13	(0.16)	—	(0.16)	10.25	1.24	28,317	0.71	0.71	1.55	26
2016	10.30	0.14	(0.02)	0.12	(0.14)	—	(0.14)	10.28	1.18	19,678	0.76	0.76	1.33	36
2015	10.30	0.11	—	0.11	(0.11)	—	(0.11)	10.30	1.05	19,026	0.77	0.77	1.04	52
2014	10.48	0.13	(0.04)	0.09	(0.12)	(0.15)	(0.27)	10.30	0.94 ††	17,153	0.77	0.84	1.22	29

*	Annualized.
**	Not annualized.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
^	Includes a return of capital of less than $0.01 per share.
(a)	Commenced operations on June 1, 2018
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends From Net Investment Income	Distributions From Net Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Municipal Bond Fund
Institutional Class Shares
2018	$10.46	$0.24	$(0.21)	$0.03	$(0.25)	$(0.04)	$(0.29)	$10.20	0.26	%††	$167,105	0.43%	0.53%	2.35%	3%
2017	10.70	0.24	(0.24)	—	(0.24)	—	(0.24)	10.46	0.00	††	259,606	0.42	0.52	2.28	21
2016	10.51	0.26	0.18	0.44	(0.25)	—	(0.25)	10.70	4.22	††	265,697	0.42	0.52	2.45	5
2015	10.52	0.26	0.01	0.27	(0.27)	(0.01)	(0.28)	10.51	2.52	††	234,565	0.42	0.52	2.49	9
2014	10.37	0.28	0.18	0.46	(0.28)	(0.03)	(0.31)	10.52	4.44	††	203,406	0.43	0.59	2.67	16
Investor Class Shares
2018	$10.46	$0.22	$(0.22)	$—	$(0.22)	$(0.04)	$(0.26)	$10.20	0.00	%††	$4,071	0.68%	0.78%	2.12%	3%
2017	10.70	0.21	(0.24)	(0.03)	(0.21)	—	(0.21)	10.46	(0.25	)††	5,440	0.67	0.77	2.03	21
2016	10.50	0.23	0.19	0.42	(0.22)	—	(0.22)	10.70	4.06	††	5,432	0.67	0.77	2.18	5
2015	10.52	0.24	(0.01)	0.23	(0.24)	(0.01)	(0.25)	10.50	2.16	††	3,906	0.67	0.77	2.25	9
2014	10.37	0.25	0.18	0.43	(0.25)	(0.03)	(0.28)	10.52	4.18	††	4,028	0.69	0.83	2.42	16

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 30 funds. The financial statements herein relate to the Trust’s Frost Funds. The Frost Funds include the Frost Growth Equity Fund (the “Growth Equity Fund”), Frost Value Equity Fund (the “Value Equity Fund”), Frost Mid Cap Equity Fund (the “Mid Cap Equity Fund”), Frost Total Return Bond Fund (the “Total Return Bond Fund”), Frost Credit Fund (the “Credit Fund”), Frost Low Duration Bond Fund (the “Low Duration Bond Fund”), and Frost Municipal Bond Fund (the “Municipal Bond Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The Growth Equity Fund seeks to achieve long-term capital appreciation. The Value Equity Fund seeks to achieve long-term capital appreciation and current income. The Mid Cap Equity Fund seeks to maximize long-term capital appreciation. The Total Return Bond Fund, Credit Fund and Low Duration Bond Fund seek to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. The Municipal Bond Fund seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation. The Funds may change their investment objective without shareholder approval. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Certain of the Funds currently offer Institutional Class Shares, Investor Class Shares and A Class Shares. The financial statements of the remaining funds in the Trust are presented separately.

The Frost Conservative Allocation Fund, Frost Moderate Allocation Fund and Frost Aggressive Allocation Fund ceased operations and liquidated during the last quarter of 2017.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker- supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Exchange-traded registered investment companies are valued at the closing price from the primary exchange.

Open-end investment companies held in the Funds’ portfolios are valued at the published net asset value.

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For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Frost Investment Advisors, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended July 31, 2018, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more- likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

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As of and during the year ended July 31, 2018, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended July 31, 2018, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date, interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Expenses — Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by the specific class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Growth Equity Fund and Mid Cap Equity Fund each distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Value Equity Fund, Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, and Municipal Bond Fund each distribute their net investment income monthly, as available, and make distributions of their net realized capital gains, if any, at least annually.

Line of Credit — The Funds entered into an agreement which enables them to participate in a $100 million unsecured committed revolving line of credit on a first come, first serve basis, with MUFG Union Bank, N.A. (the “Custodian”) which expires August 18, 2018. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the year at the Custodian’s current reference rate. As of July 31, 2018, there were no borrowings outstanding. Listed below are Funds which had borrowings during the year ended July 31, 2018:

	Maximum Amount Borrowed	Number of Days Outstanding	Average Outstanding Balance	Daily Weighted Average Interest Rate	Interest Paid
Growth Equity Fund	$299,652	7	$270,280	4.50%	$181
Value Equity Fund	10,131,995	3	3,418,319	4.42	1,901
Mid Cap Equity Fund	364,148	2	364,148	4.50	91
Municipal Bond Fund	22,862,076	32	8,345,448	4.42	34,964

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also employees of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended July 31, 2018, the Funds were

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charged as follows for these services: $242,745 in the Growth Equity Fund, $88,089 in the Value Equity Fund, $10,752 in the Mid Cap Equity Fund, $2,026,312 in the Total Return Bond Fund, $158,296 in the Credit Fund, $238,007 in the Low Duration Bond Fund, and $167,720 in the Municipal Bond Fund.

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated November 16, 2004. The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Class Shares and A Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of each Fund’s average net assets attributable to the Investor Class Shares and A Class Shares as compensation for distribution services.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Funds’ A Class Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. serves as Custodian for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

The Adviser serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of Frost Bank. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses for certain Funds to the extent necessary to keep total annual Fund operating expenses from exceeding certain levels as set forth below until November 30, 2018 (the “Contractual Expense Limitation) for the Growth Equity Fund, Value Equity Fund, Mid Cap Equity Fund, Total Return Bond Fund, Credit Fund and Low Duration Bond Fund.

The table below shows the rate of each Fund’s investment advisory fee and the Adviser’s Contractual Expense Limitation for each Fund.

Fund	Advisory Fee Before Contractual Fee Reduction	Institutional Class Shares Contractual Expense Limitation	Investor Class Shares Contractual Expense Limitation	A Class Shares Contractual Expense Limitation
Growth Equity Fund†	0.50%	1.25%	1.50%	N/A
Value Equity Fund†	0.50%	1.25%	1.50%	N/A
Mid Cap Equity Fund†	0.50%	1.55%	1.80%	N/A
Total Return Bond Fund	0.35%	0.95%	1.20%	1.35%
Credit Fund††	0.50%	1.00%	1.25%	1.40%
Low Duration Bond Fund	0.30%	0.95%	1.20%	N/A

†	Prior to September 1, 2017, the investment advisory fee was 0.65%.
††	Prior to September 1, 2017, the investment advisory fee was 0.60%.

The Adviser has voluntarily agreed to reduce its investment advisory fees for the Municipal Bond Fund as set forth below (“Voluntary Fee Reduction”). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep from exceeding certain levels as set forth below (“Voluntary Expense Limitation”). The Adviser may discontinue all or part of these fee reductions or reimbursements at any time.

The table below shows the rate of the Municipal Bond Fund’s investment advisory fee and the Adviser’s Voluntary Fee Reduction and Voluntary Expense Limitation.

Fund	Advisory Fee Before Voluntary Fee Reduction	Adviser’s Voluntary Fee Reduction	Institutional Class Shares Voluntary Expense Limitation	Investor Class Shares Voluntary Expense Limitation
Municipal Bond Fund	0.35%	0.10%	1.05%	1.30%

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If at any point it becomes unnecessary for the Adviser to make Expense Limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned Expense Limitations to recapture all or a portion of its prior Expense Limitation reimbursements made during the preceding three year period up to the expense cap in place at the time the expenses were waived. The Adviser, however, will not be permitted to recapture any amount that is attributable to its Voluntary Fee Reduction. During the year ended July 31, 2018, the Adviser did not recapture previously waived/reimbursed fees for the Funds.

6. Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended July 31, 2018 were as follows:

	U.S. Government	Other		Total
Growth Equity Fund
Purchases	$—	$43,196,590		$43,196,590
Sales	—	92,375,124		92,375,124
Value Equity Fund
Purchases	—	27,380,262		27,380,262
Sales	—	66,080,903		66,080,903
Mid Cap Equity Fund
Purchases	—	6,835,526		6,835,526
Sales	—	12,154,948		12,154,948
Total Return Bond Fund
Purchases	260,747,236	501,901,877	†	762,649,113
Sales	76,520,537	257,632,262	†	334,152,799

	U.S. Government	Other		Total
Credit Fund
Purchases	$3,231,916	$78,927,888	††	$82,159,804
Sales	—	49,552,617		49,552,617
Low Duration Bond Fund
Purchases	13,930,146	65,495,212	‡	79,425,358
Sales	5,259,871	44,734,386	‡	49,994,257
Municipal Bond Fund
Purchases	—	5,574,755		5,574,755
Sales	—	106,744,486	‡‡	106,744,486

†	Includes $11,370,357 and $24,009,539 of purchases and sales, respectively, with affiliated entities.
††	Includes $4,406,250 of purchases with affiliated entities.
‡	Includes $19,603,289 and $8,244,206 of purchases and sales, respectively, with affiliated entities.
‡‡	Includes $3,126,151 of sales with affiliated entities.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to Rule 17a-7 of the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

7. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise.

Permanent book and tax differences resulted in the reclassification of the following:

	Undistributed Net Investment Income (Loss)	Accumulated Realized Gain (Loss)	Paid-in Capital
Growth Equity Fund	$4,888	$(4,888)	$—
Value Equity Fund	(147,767)	147,767	—
Mid Cap Equity Fund	1,621	(1,621)	—
Total Return Bond Fund	(871,693)	871,693	—
Credit Fund	(1,824,013)	1,824,013	—
Low Duration Bond Fund	8,101	(8,101)	—
Municipal Bond Fund	(38,256)	38,256	—

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These differences are primarily due to differing book and tax treatment of paydowns, reclassification of distributions and REIT adjustments. These reclassifications had no effect on the net assets or net asset value.

The tax character of dividends and distributions declared during the years ended July 31, 2018 and July 31, 2017 was as follows:

	Tax Exempt	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Growth Equity Fund
2018	$—	$2,140,905	$66,489,932	$—	$68,630,837
2017	—	571,284	38,263,074	—	38,834,358
Value Equity Fund
2018	—	1,879,241	7,090,261	—	8,969,502
2017	—	8,203,169	52,862,969	—	61,066,138
Mid Cap Equity Fund
2018	—	106,520	2,287,565	—	2,394,085
2017	—	—	879,116	—	879,116
Total Return Bond Fund
2018	—	89,599,810	2,753,642	—	92,353,452
2017	—	73,507,630	1,160,564	—	74,668,194
Credit Fund
2018	—	9,436,328	2,211,045	—	11,647,373
2017	—	7,816,084	—	—	7,816,084
Low Duration Bond Fund
2018	—	5,332,442	—	123,530	5,455,972
2017	—	4,446,456	—	—	4,446,456
Municipal Bond Fund
2018	4,691,519	71,882	866,538	—	5,629,939
2017	6,180,699	—	—	—	6,180,699

As of July 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post-October Losses	Late-Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Growth Equity Fund	$416,950	$—	$32,839,241	$—	$—	$—	$150,653,980	$5	$183,910,176
Value Equity Fund	125,582	—	4,270,732	—	—	—	16,202,041	3	20,598,358
Mid Cap Equity Fund	113,074	—	1,406,695	—	—	—	1,861,963	1	3,381,733
Total Return Bond Fund	119,811	—	—	—	(7,871,366)	—	(68,405,565)	16	(76,157,104)
Credit Fund	—	—	494,712	—	—	—	(2,452,461)	(2)	(1,957,751)
Low Duration Bond Fund	—	—	—	(1,390,908)	(175,459)	—	(2,271,158)	6	(3,837,519)
Municipal Bond Fund	46,230	81,260	—	—	—	—	(1,250,729)	(3)	(1,123,242)

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2017 through July 31, 2018, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2018 through July 31, 2018 and specified losses realized on investment transactions from November 1, 2017 through July 31, 2018, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital

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losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total*
Low Duration Bond Fund	$1,390,908	$—	$1,390,908

*	This table should be used in conjunction with the capital loss carryforwards table.

During the year ended July 31, 2018, the Low Duration Bond Fund utilized $14,101 of capital loss carryforwards, to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2018 were as follows:

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Growth Equity Fund	$167,951,439	$151,103,594	$(449,614)	$150,653,980
Value Equity Fund	85,721,352	18,559,194	(2,357,153)	16,202,041
Mid Cap Equity Fund	11,724,438	2,060,554	(198,591)	1,861,963
Total Return Bond Fund	2,861,193,439	35,628,921	(104,034,486)	(68,405,565)
Credit Fund	212,931,034	3,639,586	(6,092,047)	(2,452,461)
Low Duration Bond Fund	313,987,009	1,414,753	(3,685,911)	(2,271,158)
Municipal Bond Fund	170,652,214	2,173,194	(3,423,923)	(1,250,729)

8. Risks:

Asset-Backed and Mortgage-Backed Securities Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Convertible Securities Risk (Mid Cap Equity Fund): The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Credit Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency’s own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

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High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Equity Risk (Growth Equity Fund, Value Equity Fund, Mid Cap Equity Fund): Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of each Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in each Fund.

Foreign Company Risk (Growth Equity Fund, Value Equity Fund, Credit Fund): Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (“SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Growth Style Risk (Growth Equity Fund): The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Interest Rate Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

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Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

Issuer Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk (Credit Fund): The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Management Risk (Each Fund): The risk that the investment techniques and risk analyses applied by the Adviser will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser and the individual portfolio manager in connection with managing each Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Market Risk (Credit Fund): The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mid-Capitalization Company Risk (Mid Cap Equity Fund): The mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Municipal Issuers Risk (Low Duration Bond Fund, Municipal Bond Fund): There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of each Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Preferred Stock Risk (Mid Cap Equity Fund): Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Prepayment and Extension Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with corporate-backed, mortgage-backed and asset-backed securities. If a security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Fund may not be able to invest the proceeds in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Rights and Warrants Risk (Mid Cap Equity Fund): The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Small- and Mid-Capitalization Company Risk (Growth Equity Fund, Value Equity Fund): The small- and mid-capitalization companies in which these Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

upon a relatively small management group. Therefore, small- and mid- capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

State-Specific Risk (Municipal Bond Fund): The Fund is subject to the risk that the economy of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing primarily in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

Structured Note Risk (Credit Fund): The Fund may invest in fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Value Style Risk (Frost Value Equity Fund): The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Zero Coupon, Deferred Interest and Pay-In-Kind Bond Risk (Frost Credit Fund): These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Other:

On July 31, 2018, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	# of shareholders	% of Outstanding Shares
Growth Equity Fund
Institutional Class Shares	3	83.36%
Investor Class Shares	2	84.01%

Value Equity Fund
Institutional Class Shares	3	84.73%
Investor Class Shares	1	74.90%

Mid Cap Equity Fund
Institutional Class Shares	1	91.41%
Investor Class Shares	4	81.56%

Total Return Bond Fund
Institutional Class Shares	2	46.31%
Investor Class Shares	2	24.65%
A Class Shares	2	99.95%

Credit Fund
Institutional Class Shares	2	86.84%
Investor Class Shares	2	77.72%
A Class Shares	1	99.94%

Low Duration Bond Fund
Institutional Class Shares	2	68.08%
Investor Class Shares	2	69.05%

Municipal Bond Fund
Institutional Class Shares	1	69.88%
Investor Class Shares	2	92.46%

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These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

10. New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2018.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and

Shareholders of Frost Growth Equity Fund, Frost Value Equity Fund, Frost Mid Cap Equity Fund, Frost Total Return Bond Fund, Frost Credit Fund, Frost Low Duration Bond Fund and Frost Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Frost Growth Equity Fund, Frost Value Equity Fund, Frost Mid Cap Equity Fund, Frost Total Return Bond Fund, Frost Credit Fund, Frost Low Duration Bond Fund and Frost Municipal Bond Fund (collectively referred to as the “Funds”) (seven of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)), including the schedules of investments, as of July 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects the financial position of Frost Growth Equity Fund, Frost Value Equity Fund, Frost Mid Cap Equity Fund, Frost Total Return Bond Fund, Frost Credit Fund, Frost Low Duration Bond Fund and Frost Municipal Bond Fund (seven of the series constituting The Advisors’ Inner Circle Fund II) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Frost investment companies since 2008.

Philadelphia, Pennsylvania

September 28, 2018

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THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INTERESTED
TRUSTEES[2,3]

ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
N. JEFFREY KLAUDER (Born: 1952)	Trustee (Since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.
INDEPENDENT
TRUSTEES[3]

JOSEPH T. GRAUSE, JR (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010.
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3	Trustees oversee 30 funds in The Advisors’ Inner Circle Fund II.

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Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-71-FROST. The following chart lists Trustees and Officers as of July 31, 2018.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments – Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INDEPENDENT
TRUSTEES[2] (continued)

BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. 1997 to 2011.
TRACIE E. AHERN (Born: 1968)	Trustee (Since 2018)	Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.
OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1965)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 30 funds in The Advisors’ Inner Circle Fund II.

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Other Directorships Held in the Past Five Years[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/Director of State Street Navigator Securities Lending Trust to May, 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

None.
None.
None.

3

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupations in the Past 5 Years
OFFICERS (continued)

STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed end investment company) to 2018.
ROBERT MORROW (Born: 1978)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015.

F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a fund’s average net assets; this percentage is known as a fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2018 to July 31, 2018).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

	Beginning Account Value 2/1/2018	Ending Account Value 7/31/2018	Annualized Expense Ratios	Expense Paid During Period*
Growth Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,052.30	0.64%	$3.26
Investor Class Shares	$1,000.00	$1,050.70	0.89%	$4.53
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.62	0.64%	$3.21
Investor Class Shares	$1,000.00	$1,020.38	0.89%	$4.46
Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$968.70	0.68%	$3.32
Investor Class Shares	$1,000.00	$968.90	0.93%	$4.54
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.42	0.68%	$3.41
Investor Class Shares	$1,000.00	$1,020.18	0.93%	$4.66
Mid Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$994.00	1.37%	$6.77
Investor Class Shares	$1,000.00	$992.90	1.63%	$8.05
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.00	1.37%	$6.85
Investor Class Shares	$1,000.00	$1,016.71	1.63%	$8.15
Total Return Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,009.20	0.48%	$2.39
Investor Class Shares	$1,000.00	$1,008.00	0.73%	$3.63
A Class Shares	$1,000.00	$1,004.40	0.88%	$1.45	**
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.41	0.48%	$2.41
Investor Class Shares	$1,000.00	$1,021.17	0.73%	$3.66
A Class Shares	$1,000.00	$1,020.43	0.88%	$4.41

	Beginning Account Value 2/1/2018	Ending Account Value 7/31/2018	Annualized Expense Ratios	Expense Paid During Period*
Credit Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,011.30	0.77%	$3.84
Investor Class Shares	$1,000.00	$1,010.10	0.95%	$4.73
A Class Shares	$1,000.00	$1,003.60	1.11%	$1.83	**
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.98	0.77%	$3.86
Investor Class Shares	$1,000.00	$1,020.08	0.95%	$4.76
A Class Shares	$1,000.00	$1,019.29	1.11%	$5.56
Low Duration Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,006.00	0.44%	$2.19
Investor Class Shares	$1,000.00	$1,004.80	0.69%	$3.43
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.61	0.44%	$2.21
Investor Class Shares	$1,000.00	$1,021.37	0.69%	$3.46
Municipal Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,011.10	0.41%	$2.04
Investor Class Shares	$1,000.00	$1,009.80	0.66%	$3.29
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.76	0.41%	$2.06
Investor Class Shares	$1,000.00	$1,021.52	0.66%	$3.31

*

Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 60/365 (to reflect the period).

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2018 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2018 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2018, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)
Growth Equity Fund	0%	97%	3%	0%	100%
Value Equity Fund	0%	79%	21%	0%	100%
Mid Cap Equity Fund	0%	96%	4%	0%	100%
Total Return Bond Fund	0%	3%	97%	0%	100%
Credit Fund	0%	19%	81%	0%	100%
Low Duration Bond Fund	2%	0%	98%	0%	100%
Municipal Bond Fund	0%	16%	1%	83%	100%

	Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income (15% Tax Rate for QDI)(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
Growth Equity Fund	100%	100%	0%	0%	100%
Value Equity Fund	100%	100%	0%	0%	100%
Mid Cap Equity Fund	98%	97%	0%	0%	100%
Total Return Bond Fund	0%	0%	12%	98%	100%
Credit Fund	0%	0%	0%	100%	100%
Low Duration Bond Fund	0%	0%	27%	99%	0%
Municipal Bond Fund	0%	0%	0%	0%	0%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

Please consult your tax advisor for proper treatment of this information. This notification should be kept with your permanent tax papers.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 8

SHAREHOLDER VOTING RESULTS (Unaudited)

A Special Meeting of the Shareholders of The Advisors’ Inner Circle Fund II (the “Trust”) was held on March 26, 2018 for the purpose of electing the following eight Trustees to the Board of Trustees of the Trust: Robert Nesher, N. Jeffrey Klauder, Joseph T. Grause, Jr., Mitchell A. Johnson, Betty L. Krikorian, Bruce Speca, George J. Sullivan, Jr. and Tracie E. Ahern. There were 748,831,786 outstanding shares, 620,191,264 shares were voted representing 82.825% of the eligible outstanding shares. The results of the election are as follows:

Trustee/Nominee	Shares Voted For	Shares Withheld	Percentage Voted in Favor of	Percentage Withheld
Robert Nesher	612,737,102	7,454,162	98.80%	1.20%
N. Jeffrey Klauder	614,373,712	5,817,552	99.06%	0.94%
Joseph T Grause, Jr.	598,762,421	21,428,843	96.54%	3.46%
Mitchell A. Johnson	595,081,579	25,109,685	95.95%	4.05%
Betty L. Krikorian	597,047,260	23,144,004	96.27%	3.73%
Bruce Speca	597,119,756	23,071,508	96.28%	3.72%
George J. Sullivan, Jr.	595,113,921	25,077,343	95.96%	4.04%
Tracie E. Ahern	614,884,679	5,306,585	99.14%	0.86%

The Advisors’ Inner Circle Fund II

Annual Report

Investment Adviser

Frost Investment Advisors, LLC

100 West Houston Street, 15th Floor

P.O. Box 2509

San Antonio, Texas 78299-2509

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, Pennsylvania

19103-2921

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and each of Messrs. Darr and Sullivan is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE July 31, 2018			FYE July 31, 2017
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$332,660	None	None	$388,550	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	FYE July 31, 2018	FYE July 31, 2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended July 31st were $0 and $11,750 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 5, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller, and Chief Financial Officer

Date: October 5, 2018